UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22763

CPG Carlyle Commitments Fund, LLC

(Exact name of registrant as specified in charter)

125 W. 55th Street

New York, New York 10019

(Address of principal executive offices) (Zip code)

Mitchell A. Tanzman

c/o Central Park Advisers, LLC

125 W. 55th Street

New York, NY 10019

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 317-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to Shareholders is attached herewith.

CPG Carlyle Commitments Fund, LLC

Financial Statements

For the Year Ended March 31, 2022

(Including the Financial Statements of
CPG Carlyle Commitments Master Fund, LLC)

With Report of Independent Registered Public Accounting Firm

CPG Carlyle Commitments Fund, LLC

Table of Contents
For the Year Ended March 31, 2022

Report of Independent Registered Public Accounting Firm	1
Statement of Assets and Liabilities	2
Statement of Operations	3
Statements of Changes in Net Assets	4-5
Statement of Cash Flows	6
Financial Highlights	7-8
Notes to Financial Statements	9-14
Other Information	15-20
Investment Program (Unaudited)	21-44
Fund Management (Unaudited)	45-47
Financial Statements of CPG Carlyle Commitments Master Fund, LLC*	Appendix A

*

For a description of CPG Carlyle Commitments Master Fund, LLC, into which the CPG Carlyle Commitments Fund, LLC invests substantially all of its assets, please see the consolidated financial statements of the CPG Carlyle Commitments Master Fund, LLC, included in Appendix A hereto, which should be read in conjunction with the financial statements of the CPG Carlyle Commitments Fund, LLC.

CPG Carlyle Commitments Fund, LLC

Report of Independent Registered Public Accounting Firm

March 31, 2022

To the Board of Directors and Unitholders of CPG Carlyle Commitments Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of CPG Carlyle Commitments Fund, LLC (the “Fund”) as of March 31, 2022, and the related statements of operations, changes in net assets, and cash flows, including the related notes, and the financial highlights for the year ended March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the year ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended March 31, 2021 and the financial highlights for each of the years ended on or prior to March 31, 2021 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated May 28, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
June 6, 2022

We have served as the auditor of one or more Central Park Group investment companies since 2022.

CPG Carlyle Commitments Fund, LLC

Statement of Assets and Liabilities

March 31, 2022

Assets
Investment in CPG Carlyle Commitments Master Fund, LLC, at fair value (cost $496,599,220)	$1,164,869,271
Due from CPG Carlyle Commitments Master Fund, LLC	13,624,405
Cash	657,000
Prepaid Directors’ and Officer fees	32,440
Prepaid expenses and other assets	6,749
Total Assets	1,179,189,865

Liabilities
Payable for shares repurchased	13,624,405
Sub-placement agent fee payable	1,036,710
Due to CPG Carlyle Commitments Master Fund, LLC	657,000
Professional fees payable	242,307
Transfer agent fees payable	138,111
Accounting and administration fees payable	10,000
Total Liabilities	15,708,533
Net Assets	$1,163,481,332

Composition of Net Assets:
Paid-in capital	$890,155,387
Total distributable earnings	273,325,945
Net Assets	$1,163,481,332

Net Assets Attributable to:
Class A Units	$695,111,676
Class I Units	468,369,656
$1,163,481,332
Units of Beneficial Interest Outstanding (Unlimited Number of Units Authorized):
Class A Units	44,602,310
Class I Units	13,932,834
58,535,144
Net Asset Value per Unit:
Class A Units*	$15.58
Class I Units	$33.62

*	Class A Unit Investors may be charged a sales load (“placement fee”) up to a maximum of 3.50% on the amount they invest.

See accompanying Notes to Financial Statements and attached Consolidated Financial Statements of CPG Carlyle Commitments Master Fund, LLC.

CPG Carlyle Commitments Fund, LLC

Statement of Operations

For the Year Ended March 31, 2022

Investment Income and Expenses Allocated from CPG Carlyle Commitments Master Fund, LLC
Dividend income	$21,788,586
Interest income	8,609
Expenses	(15,169,275)
Net Investment Income and Expenses Allocated from CPG Carlyle Commitments Master Fund, LLC	6,627,920

Expenses
Sub-placement agent fee	4,032,326
Transfer agent fees	286,335
Professional fees	253,448
Directors’ and Officer fees	159,010
Accounting and administration fees	40,000
Insurance expense	22,791
Custody fees	8,919
Other fees	232,419
Total Expenses	5,035,248

NET INVESTMENT INCOME	1,592,672

Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Other Foreign Currency Denominated Assets and Liabilities Allocated from CPG Carlyle Commitments Master Fund, LLC

Net realized gain/(loss) from:
Investments and other foreign currency denominated assets and liabilities	88,732,487
Net change in unrealized appreciation/(depreciation) on:
Investments and other foreign currency denominated assets and liabilities	87,906,434
Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Other Foreign Currency Denominated Assets and Liabilities Allocated from CPG Carlyle Commitments Master Fund, LLC	176,638,921

Net Increase in Net Assets Resulting from Operations	$178,231,593

See accompanying Notes to Financial Statements and attached Consolidated Financial Statements of CPG Carlyle Commitments Master Fund, LLC.

CPG Carlyle Commitments Fund, LLC

Statements of Changes in Net Assets

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
Changes in Net Assets Resulting from Operations
Net investment income/(loss)	$1,592,672	$(6,933,946)
Net realized gain from investments and other foreign currency denominated assets and liabilities allocated from CPG Carlyle Commitments Master Fund, LLC	88,732,487	60,205,384
Net change in unrealized appreciation on investments and other foreign currency denominated assets and liabilities allocated from CPG Carlyle Commitments Master Fund, LLC	87,906,434	207,325,040
Net Change in Assets Resulting from Operations	178,231,593	260,596,478

Distributions to investors
Class A Units	(65,727,095)	(4,934,207)
Class I Units	(42,383,849)	(2,880,747)
Net Change in Net Assets from Distributions to Investors	(108,110,944)	(7,814,954)

Change in Net Assets Resulting from Capital Transactions
Class A Units
Capital contributions	10,517,653	6,394,070
Reinvested distributions	60,158,619	4,594,245
Capital withdrawals	(40,994,143)	(121,318,496)
Exchanges	(3,099,789)	(4,158,913)
Total Class A Units Transactions	26,582,340	(114,489,094)

Class I Units
Capital contributions	38,563,858	13,869,651
Reinvested distributions	39,771,782	2,703,896
Capital withdrawals	(27,551,158)	(72,413,883)
Exchanges	3,099,789	4,158,913
Total Class I Units Transactions	53,884,271	(51,681,423)
Net Change in Net Assets Resulting from Capital Transactions	80,466,611	(166,170,517)

Total Net increase in Net Assets	150,587,260	86,611,007

Net Assets
Beginning of year	1,012,894,072	926,283,065
End of year	$1,163,481,332	$1,012,894,072

CPG Carlyle Commitments Fund, LLC

Statements of Changes in Net Assets (Continued)

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
Unit Activity
Class A Units
Capital contributions	677,914	524,476
Reinvested distributions	4,071,815	405,208
Capital withdrawals	(2,593,850)	(9,205,286)
Exchanges	(201,642)	(329,014)
Net Change in Class A Units Outstanding	1,954,237	(8,604,616)

Class I Units
Capital contributions	1,166,420	532,222
Reinvested distributions	1,250,453	111,838
Capital withdrawals	(810,572)	(2,602,841)
Exchanges	93,902	153,882
Net Change in Class I Units Outstanding	1,700,203	(1,804,899)

Total Change in Units Outstanding	3,654,440	(10,409,515)

See accompanying Notes to Financial Statements and attached Consolidated Financial Statements of CPG Carlyle Commitments Master Fund, LLC.

CPG Carlyle Commitments Fund, LLC

Statement of Cash Flows

For the Year Ended March 31, 2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$178,231,593
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Net investment income and expenses allocated from CPG Carlyle Commitments Master Fund, LLC	(6,627,920)
Net realized gain on investments and other foreign currency allocated from CPG Carlyle Commitments Master Fund, LLC, net of income taxes	(88,732,487)
Net change in unrealized appreciation on investments and other foreign currency allocated from CPG Carlyle Commitments Master Fund, LLC, net of income taxes	(87,906,434)
Subscriptions of interests in CPG Carlyle Commitments Master Fund, LLC	(49,838,875)
Sales of interests in CPG Carlyle Commitments Master Fund, LLC	82,339,549
(Increase)/Decrease in assets:
Due from CPG Carlyle Commitments Master Fund, LLC	35,721,804
Prepaid Directors’ and Officer fees	4,000
Prepaid expenses and other assets	296
Increase/(Decrease) in liabilities:
Due to CPG Carlyle Commitments Master Fund, LLC	657,000
Sub-placement agent fee payable	114,995
Transfer agent fees payable	41,628
Professional fees payable	17,988
Net cash provided by operating activities	64,023,137

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from capital contributions, including capital contributions received in advance	49,081,511
Payments for shares repurchased, net of increase in payable for shares repurchased	(104,267,105)
Distributions to investors, net of reinvestments of distributions	(8,180,543)
Net cash used in financing activities	(63,366,137)

Net Change in cash	657,000
Cash at beginning of year	$–
Cash at end of year	$657,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$99,930,401

See accompanying Notes to Financial Statements and attached Financial Statements of CPG Carlyle Commitments Master Fund, LLC.

CPG Carlyle Commitments Fund, LLC

Financial Highlights

Class A Units

Per Unit Data and Ratios for a Unit of Beneficial Interest Outstanding Throughout the Year

	For the Years Ended March 31
	2022		2021		2020		2019	2018
PER UNIT OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$14.71		$11.41		$12.75		$12.57	$13.03
Activity from investment operations:(1)
Net investment income/(loss)	(0.01	)(2)	(0.12	)(2)	(0.06	)(2)	0.08	(0.02)
Net realized and unrealized gain/(loss)	2.48		3.52		(1.07)		0.36	1.32
Total from investment operations	2.47		3.40		(1.13)		0.44	1.30

Distributions to investors
From net investment income	(0.21)		—		(0.21)		—	—
From net realized gains	(1.39)		(0.10)		—		(0.26)	(1.76)
Total distributions to investors	(1.60)		(0.10)		(0.21)		(0.26)	(1.76)

NET ASSET VALUE, END OF PERIOD	$15.58		$14.71		$11.41		$12.75	$12.57

Net assets, end of period (in thousands)	$695,112		$627,188		$584,860		$724,319	$712,303

Ratios/Supplemental Data:
Ratios to average net assets
Net investment income/(loss)	(0.09)%		(0.94)%		(0.46)%		0.63%	(0.38)%
Total Expenses(3)	2.08%		2.07%		2.22%		2.12%	2.13%
Portfolio turnover rate (Master Fund)(4)	0.10%		0.00%		2.79%		5.59%	0.35%
Total Return(5)	17.43%		29.99%		(9.05)%		3.45%	8.48%

(1)	Selected data is for a single unit outstanding throughout the year.

(2)	Based on average shares outstanding during the period.

(3)	Included in the above ratio are other expenses of 0.26% as of March 31, 2022, 0.27% as of March 31, 2021, 0.18% as of March 31, 2020, 0.32% as of March 31, 2019 and 0.33% as of March 31, 2018.

(4)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions in-kind.

(5)

Total investment return reflects the changes in net asset value based on the effects of the performance of the Master Fund during the year and adjusted for cash flows related to capital contributions and withdrawals during the year. Total returns shown exclude the effect of applicable sales charges and redemption fees.

See accompanying Notes to Financial Statements and attached Financial Statements of CPG Carlyle Commitments Master Fund, LLC.

CPG Carlyle Commitments Fund, LLC

Financial Highlights
Class I Units

Per Unit Data and Ratios for a Unit of Beneficial Interest Outstanding Throughout the Year

	For the Years Ended March 31
	2022	2021		2020	2019	2018
PER UNIT OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$31.53	$24.32		$27.01	$26.47	$27.28
Activity from investment operations:(1)
Net investment income/(loss)	0.17 (2)	(0.09	)(2)	0.04 (2)	0.34	0.09
Net realized and unrealized gain/(loss)	5.36	7.52		(2.28)	0.75	2.80
Total from investment operations	5.53	7.43		(2.24)	1.09	2.89

Distributions to investors
From net investment income	(0.46)	—		(0.45)	—	—
From net realized gains	(2.98)	(0.22)		—	(0.55)	(3.70)
Total distributions to investors	(3.44)	(0.22)		(0.45)	(0.55)	(3.70)

NET ASSET VALUE, END OF PERIOD	$33.62	$31.53		$24.32	$27.01	$26.47

Net assets, end of period (in thousands)	$468,370	$385,706		$341,423	$382,183	$331,098

Ratios/Supplemental Data:
Ratios to average net assets
Net investment income/(loss)	0.51%	(0.35)%		0.13%	1.24%	0.24%
Total Expenses(3)	1.47%	1.48%		1.61%	1.52%	1.53%
Portfolio turnover rate (Master Fund)(4)	0.10%	0.00%		2.79%	5.59%	0.35%
Total Return(5)	18.14%	30.79%		(8.48)%	4.07%	9.13%

(1)	Selected data is for a single unit outstanding throughout the year.

(2)	Based on average shares outstanding during the period.

(3)	Included in the above ratio are other expenses of 0.26% as of March 31, 2022, 0.27% as of March 31, 2021, 0.18% as of March 31, 2020, 0.32% as of March 31, 2019 and 0.33% as of March 31, 2018.

(4)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions in-kind.

(5)

Total investment return reflects the changes in net asset value based on the effects of the performance of the Master Fund during the year and adjusted for cash flows related to capital contributions and withdrawals during the year. Total returns shown exclude the effect of applicable sales charges and redemption fees.

See accompanying Notes to Financial Statements and attached Financial Statements of CPG Carlyle Commitments Master Fund, LLC.

CPG Carlyle Commitments Fund, LLC

Notes to Financial Statements

March 31, 2022

1.	ORGANIZATION

CPG Carlyle Commitments Fund, LLC (the “Fund”) was organized as a Delaware limited liability company on October 23, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Fund commenced operations on June 1, 2013. The Fund’s investment objective is to seek attractive long-term capital appreciation. In pursuing its investment objective, the Fund invests substantially all of its assets in the limited liability company interests (“Interests”) in CPG Carlyle Commitments Master Fund, LLC (the “Master Fund”), a limited liability company organized under the laws of the State of Delaware, which is also registered under the 1940 Act. The Master Fund invests predominantly (under normal circumstances, generally at least 80% of its assets) in the multiple alternative investment funds (“Investment Funds”), co-investments and direct investments sponsored by, or affiliated with The Carlyle Group L.P. and its affiliates with an emphasis on private equity funds as more fully described in the Fund’s Confidential Memorandum as amended or supplemented from time to time. Investments in Investment Funds are made in the form of capital commitments, which are called by Investment Funds over time. The Fund’s private equity investments, therefore, generally consist of both funded and unfunded commitments; however, only funded private equity commitments are reflected in the Fund’s net asset value. The Fund’s and Master Fund’s investment adviser is Central Park Advisers, LLC (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended.

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement, as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Fund shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board. The Directors have engaged the Adviser to be responsible for the day-to-day management of the Fund.

The Fund is a feeder fund in a master-feeder structure. As of March 31, 2022, the Fund owned approximately 100.00% of the Interests in the Master Fund with the Adviser owning an amount which rounded to 0.00%.

The Fund’s term is perpetual unless it is otherwise dissolved under the terms of its formation documents.

The Fund offers two classes of units of beneficial interest (“Units”), Class A Units and Class I Units, which differ in their respective sales load (the “Placement Fee”) and Sub-Placement Agent Fee (as defined below). Each class of Units may be purchased as of the first business day of each calendar month based upon its respective then-current net asset value. Investors’ funds are held in escrow prior to each closing date. Class A Unit investors may be charged a Placement Fee up to a maximum of 3.50% on the amount they invest. No placement fee is charged on purchases of Class I Units. Class A Units are subject to an ongoing fee for distribution services and related sales support services (the “Sub-Placement Agent Fee”) at an annualized rate of 0.60% of the aggregate net assets of the Fund attributable to Class A Units. Class I Units are not subject to the Sub-Placement Agent Fee.

The Fund’s financial statements should be read in conjunction with the Master Fund’s financial statements, which are included as Appendix A.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

CPG Carlyle Commitments Fund, LLC

Notes to Financial Statements (Continued)
March 31, 2022

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Federal Tax Information: It is the Fund’s policy to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s policy is to comply with the provisions of the Code applicable to RICs and to distribute annually to its investors substantially all of its net investment income and net realized gain on investments, if any, earned each year. In addition, the Fund intends to distribute sufficient income and gains each year so as to not be subject to U.S. Federal excise tax on certain undistributed amounts. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

The Fund has adopted a tax year end of September 30 (the “Tax Year”). As such, the Fund’s tax basis capital gains and losses will only be determined at the end of each Tax Year. Accordingly, tax basis distributions made during the 12 months ended March 31, 2022, but after the Tax Year ended September 30, 2021, will be reflected in the notes to the Fund’s financial statements for the fiscal year ending March 31, 2023.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. Tax Years 2018, 2019, 2020 and 2021 remain subject to examination by the U.S. taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended March 31, 2022, the Fund did not incur any interest or penalties.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gains or loss items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

The cost of investments and the net unrealized appreciation/depreciation on investments as of March 31, 2022 are noted below:

Federal tax cost of investments	$468,486,106
Net unrealized appreciation/depreciation	696,383,165

The tax character of distributions paid during the Tax Year ended September 30, 2021 and September 30, 2020 was as follows:

	2021	2020
Income	$—	$—
Long-term capital gains	—	26,021,694

CPG Carlyle Commitments Fund, LLC

Notes to Financial Statements (Continued)
March 31, 2022

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

As of September 30, 2021, the components of distributable earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Net unrealized appreciation	635,149,466	(a)
Accumulated capital and other losses	(94,018	)(b)
Total accumulated earnings	$635,055,448

(a)	The difference between book basis and tax basis unrealized depreciation is primarily attributable to the tax treatment of partnerships.

(b)	At September 30, 2021, the Fund had a qualified late-year ordinary loss deferral of $94,018 which was deemed to arise on October 1, 2021.

Permanent book and tax differences resulted in reclassification for the Tax Year ended September 30, 2021 as follows:

Paid in capital	$(777,851)
Total distributable earnings/(loss)	777,851

Permanent book and tax differences, primarily attributable to net operating loss and taxable overdistribution, resulted in reclassifications for the Tax Year ended September 30, 2021. These reclassifications had no effect on net assets.

Cash: Cash consists of monies held at UMB Bank, N.A. (the “Custodian”). Such cash may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Allocations from the Master Fund: In accordance with U.S. GAAP, the Fund, as the holder of Interests in the Master Fund, records in its financial statements its allocated portion of income, expense, realized gains and losses and unrealized appreciation and depreciation in the Master Fund.

Investment Transactions: Expenses that are specifically attributed to the Fund are accrued and charged to the Fund. Although the Fund bears its proportionate share of the management fees paid by the Master Fund, the Fund pays no direct management fee to the Adviser.

Dividends and distributions to Unit holders: Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are declared and distributed annually. The Fund records dividends and distributions to its Unit holders on ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per Unit of the Fund.

Multiple Classes of Units: All investors bear the common expenses of the Fund. Dividends are declared separately for each class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated monthly to each class of Units based on the value of total Units outstanding of each class, without distinction between Unit classes. Expenses attributable to a particular class of Units, such as Sub-Placement Agent Fee, are allocated directly to that class.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

CPG Carlyle Commitments Fund, LLC

Notes to Financial Statements (Continued)
March 31, 2022

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investment in the Master Fund: The Fund records its investment in the Master Fund at fair value, which is represented by the Fund’s Units held in the Master Fund valued at the per unit net asset value.

FASB Accounting Standards Codification 820, Fair Value Measurement provides a single definition of fair value and expanded disclosures about fair value measurements.

Valuation of Investment Funds held by the Master Fund is discussed in the notes to the Master Fund’s consolidated financial statements. The performance of the Fund is directly affected by the performance of the Master Fund. The consolidated financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Refer to the accounting policies disclosed in the consolidated financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

3.	RELATED PARTY TRANSACTIONS AND OTHER

Pursuant to a license agreement between Carlyle Investment Management, L.L.C. and the Adviser (the “License Agreement”), the Adviser is permitted to use the mark “Carlyle” in connection with the offering, marketing, promotion, management and operation of the Fund. The Adviser believes that the Fund has benefitted and will continue to benefit from the License Agreement, in accordance with its terms. Nonetheless the Adviser will not seek reimbursement or payment from the Fund for any amounts thereunder.

Effective January 1, 2019, each member of the Board who is not an “interested person” of the Fund (the “Independent Directors”), as defined by the 1940 Act, receives an annual retainer of $15,000 (prorated for partial years) plus a fee of $1,000 for each meeting attended and $500 for each meeting by phone. The Board Chair, Audit Committee Chair, Nominating Committee Chair and Contracts Review Committee Chair each receive an additional $2,000 annual retainer. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. Total amounts expensed by the Fund related to Independent Directors for the year ended March 31, 2022 were $120,000, which is included in Directors’ and Officer fees in the Statement of Operations.

During the year ended March 31, 2022, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $39,010 which is included in the Directors’ and Officer Fees in the Statement of Operations.

Certain officers and the interested director of the Fund are also Officers of the Adviser and are registered representatives of Foreside Fund Services, LLC.

4.	ADMINISTRATION, CUSTODIAN FEES AND DISTRIBUTION

SS&C Technologies and its affiliates DST Asset Manager Solutions, Inc. and ALPS Fund Services, Inc. serve as administrator (the “Administrator”) to the Fund and provide certain accounting, administrative, record keeping and investor related services. For their services, the Fund pays an annual fee to the Administrator based upon average net assets, subject to certain minimums. For the year ended March 31, 2022, the total administration fees were $40,000 which is included as Accounting and administration fees in the Statement of Operations, $10,000 of which was payable and is included as Accounting and administration fees payable in the Statement of Assets and Liabilities at March 31, 2022.

Foreside Fund Services, LLC (the “Placement Agent”) acts as the placement agent of the Fund’s Units. Under the terms of the Placement Agent Agreement, the Placement Agent is authorized to retain sub-placement agents for distribution services and to provide related sales support services to Investors. The Fund pays a quarterly Sub-Placement Agent Fee out of the net assets of Class A Units at the annual rate of 0.60% of the net asset value of Class A Units, determined and accrued as of the last day of each calendar month (before any repurchases of Class A Units). The Sub-Placement Agent Fee is charged on an aggregate class-wide basis, and Investors in Class A Units will be subject to the Sub-Placement Agent Fee regardless of how long they have held their Class A Units. The Sub-Placement Agent Fee is paid to the Placement Agent to reimburse it for payments made to sub-placement agents. Payment of the Sub-Placement Agent Fee is governed by the Fund’s Distribution Plan, which was adopted by the Fund, pursuant to the conditions of the exemptive order issued by

CPG Carlyle Commitments Fund, LLC

Notes to Financial Statements (Continued)
March 31, 2022

4.	ADMINISTRATION, CUSTODIAN FEES AND DISTRIBUTION (Continued)

the Securities and Exchange Commission (“SEC”), with respect to Class A Units in compliance with Rule 12b-1 under the 1940 Act. For the year ended March 31, 2022, the total Sub-Placement Agent Fee was $4,032,326, of which $1,036,710 was payable at March 31, 2022.

5.	REPURCHASE OF UNITS

Investors do not have the right to require the Fund to redeem their Units. To provide a limited degree of liquidity to Investors, the Fund may, from time to time, offer to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser anticipates that it will recommend to the Board that the Fund offer to repurchase Units from Investors on a quarterly basis, with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to up to 5% of the net assets of the Fund. Each repurchase offer will generally commence approximately 100 days prior to the applicable repurchase date. Since all or substantially all of the Fund’s assets will be invested in the Master Fund, the Fund does not expect to conduct a repurchase offer of Units unless the Master Fund contemporaneously conducts a repurchase offer of its Interests.

A 2.00% early repurchase fee is charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the first anniversary of the Investor’s purchase of such Units. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining investors.

6.	INDEMNIFICATION

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnification or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7.	IMPACTS OF COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic has resulted in substantial market volatility and may continue to impact the Fund’s performance going forward.

8.	SPECIAL MEETING OF SHAREHOLDERS

On October 21, 2021, Central Park Group, the parent company of the Adviser, and Macquarie Management Holdings, Inc. (“Macquarie”) announced that they had entered into an agreement whereby Macquarie agreed to acquire Central Park Group, subject to the satisfaction or appropriate waiver of certain closing conditions (the “Transaction”). At a special meeting of Fund investors held on February 25, 2022, investors approved a new investment advisory agreement with the Adviser (the “New Agreement”), with 521,323,026 votes for approval, 11,117,803 votes against and 26,589,735 abstentions. Investors were asked to approve the New Agreement as, upon the closing of the Transaction, the investment advisory agreement then in place between the Adviser and the Fund would automatically terminate in accordance with its terms and applicable law. Additionally, Fund investors, at a special meeting held on February 18, 2022, voted to elect Sharon J. Weinberg to the Board of Directors of the Fund, 494,863,379 votes for appointment and 17,161,418 votes withheld. Ms. Weinberg had previously been appointed to the Board without a vote of investors and there were no changes to the composition of the Board as a result of such election.

On March 11, 2022, Central Park Group and Macquarie announced that the Transaction had closed earlier that day (the “Closing”).

CPG Carlyle Commitments Fund, LLC

Notes to Financial Statements (Continued)
March 31, 2022

9.	SUBSEQUENT EVENTS

Subsequent events after March 31, 2022 have been evaluated through the date the financial statements were issued. Subscriptions into the Fund for April 1, 2022 and May 1, 2022, equaled $498,650 and $963,950 for Class A Units and $4,991,000 and $3,955,500 for Class I Units, respectively.

On March 24, 2022, the Board appointed Delaware Distributors, L.P. (“DDLP”) as the placement agent of the Fund, effective April 1, 2022. DDLP is, as of the Closing of the Transaction with Macquarie, an affiliate of the Adviser and is an indirect subsidiary of Macquarie.

CPG Carlyle Commitments Fund, LLC

Other Information (Unaudited)

March 31, 2022

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9200 and on the SEC’s website at http://www.sec.gov.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund (collect) at 1-212-317-9200 or (ii) by visiting the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

Disclosure of Portfolio Holdings: The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) no more than 60 days after the Fund’s first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which replaced Form N-Q. For the Fund, this would be for the fiscal quarters ending June 30 and December 31. The Fund’s Form N-Q filings (prior to the reporting period ending March 31, 2019} and Form N-PORT filings can be found free of charge on the SEC’s website at http://www.sec.gov.

Management Discussion of Fund Performance

The Fund was up 17.4% net for the fiscal year ended March 31, 2022, as compared to a 10.6% gain for the MSCI World Index during the same period. Performance was consistent across all quarters and across all asset classes. Fiscal year highlights include:

●	The Fund’s primaries, secondaries and co-investments were all strong contributors to the fiscal year’s gross returns – adding 8.4%, 5.4% and 4.7%, respectively.

●	Buyouts contributed the vast majority of returns – adding 14.9% to the fiscal year’s gross performance. Growth, Special Situations and Credit contributed 2.3%, 1.2% and 0.8%, respectively.

●	Geographically, North American investments added 12.1% to the year’s gross performance, Europe added 3.6%, Asia/Pacific added 1.3% and Rest of World added 0.3%.

●	The Fund’s portfolio had $286.3m in distributions and sales during the fiscal year, an approximate 4% increase as compared to the prior fiscal year.

●

The Fund also had a busy year investing with $187.8m of capital committed, a 7% increase as compared to the prior fiscal year. While market multiples remained elevated, private equity returns are largely dependent upon improved company fundamentals.

Private equity had one of its busiest years in 2021 as low interest rates and abundant dry powder contributed to a record year of deal-making.

While market volatility has recently increased, only approximately 6% of the Fund is in public securities as of March 31, 2022, and returns should be primarily driven by private company fundamentals – i.e. growing revenue and EBITDA, increasing margins – rather than by public market swings.

The information contained in this Discussion of Fund Performance reflects the views of the Adviser or its affiliates and sources it believes are reliable as of the date of this publication. The Adviser makes no representations or warranties concerning the accuracy of any third-party sourced data. There is no guarantee that any projection, forecast or opinion in this material will be realized. Past performance does not guarantee future results. The views expressed herein may change at any time after the date of this publication. This Discussion of Fund Performance is for informational purposes only and does not constitute investment advice. This information should not be construed as sales or marketing material or an offer or solicitation for the purchase or sale of any security, financial instrument, product or service.

CPG Carlyle Commitments Fund, LLC

Other Information (Unaudited) (Continued)
March 31, 2022

Performance Illustration

Comparison of the Change in Value of a $50,000 Investment in the Fund (Class A) and Index

Comparison of the Change in Value of a $50,000 Investment in the Fund (Class I) and Index

	Average Annual Returns
	Trailing 1-Yr	Trailing 5-Yr	Trailing 10-Yr	ITD
Class A	17.43%	7.96%	NA	9.07%
Class I	18.14%	8.50%	NA	9.58%
MSCI ACWI	10.60%	10.73%	NA	11.18%

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Other Information (Unaudited) (Continued)
March 31, 2022

The performance illustration above assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the redemption of Fund units. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s units, if redeemed, may be worth more or less than their original cost.

Fund returns are estimated, unaudited and presented net of management (1.20%), sub-placement fee (0.60% for Class A) and underlying fund fees, expenses, carried interest/incentive allocations and for the period 6/1/13 through 8/31/14, reflect an operating expense limitation of 0.75%. If the expense limitation had not been in place, returns would have been lower. Returns do not reflect a placement fee, if applicable (Class A only), which would reduce returns. Class A commenced operations on 6/1/13. Class I commenced operations on 7/1/13. During certain period, discounts from secondary investments have made a material contribution to Fund performance. Performance without such investments would have been lower. There is no assurance that such discounts will be available in the future.

Index is included to show general trend in market and not intended to imply that past performance was comparable to index either in composition or risk. Unlike the Fund, the index described is unmanaged, is not available for direct investment, and is not subject to management fees and other fees and expenses. The Fund and the underlying investment funds do not restrict their investments to securities in the index, and may have exposure to markets (for example, emerging markets) not reflected in the index. No index is directly comparable to the investment strategy of the Fund. Information regarding the index, including accuracy and completeness, has not been independently verified. The MSCI World Index is a free-float weighted global equity index, without emerging markets exposure. It represents large and mid-cap performance across 23 developed market countries, covering approximately 85% of the free-float adjusted market capitalization in each country.

Advisory Agreement Approval

At a meeting on November 19, 2021, the Directors, including the Independent Directors, evaluated the proposed Advisory Agreements (the “Post-Closing Advisory Agreements”) of the Fund and the Master Fund (the “Funds”), in connection with the change of control of the Adviser, to be effective upon the closing of the proposed transaction with Macquarie (the “Transaction”). Because no additional advisory fee is charged under the Fund’s Investment Advisory Agreement, both Post-Closing Advisory Agreements were considered together. The Independent Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Post-Closing Advisory Agreements. The Directors reviewed materials furnished by the Adviser and Macquarie, and discussed with the Adviser and Macquarie information regarding the Adviser, Macquarie, their respective affiliates and its personnel, operations and financial condition. Tables prepared by the Adviser indicating comparative fee information, and comparative performance information as well as a summary financial analysis for the Funds, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser and Macquarie the Funds’ operations and the Adviser’s ability to provide advisory and other services to the Funds following the closing of the Transaction (the “Closing”). In particular, the Board considered the following:

(i)

The nature, extent and quality of services to be provided by the Adviser: With respect to the Post-Closing Advisory Agreements, the Directors received and considered information regarding the nature, extent and quality of services to be provided by the Adviser post-Closing. In evaluating the nature, extent and quality of services to be provided by the Adviser after the Closing, the Directors considered information provided by the Adviser and Macquarie regarding their advisory services, investment philosophy and process, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition (in the case of the Adviser, both pre- and post-Closing). The Directors also considered the capabilities, resources and personnel of the Adviser, noting that the founding members of Central Park Group had already agreed to join Macquarie pending closing of the Transaction, and that Macquarie had offered all personnel of the Adviser to join Macquarie as employees, in order to determine whether the Adviser will continue to be capable of providing the same level of investment management services currently provided to the Funds The Directors also considered the transition and integration plans of Central Park Group and Macquarie, as had been presented to the Board, as well as the risks related to the integration of Central Park Group’s business into the Macquarie organization following completion of the Transaction. The Directors considered Macquarie’s experience with integrating other asset managers that it recently acquired. The Directors considered the resources and infrastructure that the Adviser and Macquarie intend to devote to integrating the compliance program of the Funds and the Adviser with those of

CPG Carlyle Commitments Fund, LLC

Other Information (Unaudited) (Continued)
March 31, 2022

Macquarie to ensure compliance with applicable laws and regulations as well as Macquarie’s commitment to those programs. The Directors also considered the resources that Macquarie has devoted to its risk management program and cybersecurity program. The Directors also reviewed information provided by Macquarie at the previous meeting related to its business, legal, and regulatory affairs. This review considered the resources available to the Adviser as a subsidiary of Macquarie to provide the services specified under the proposed Post-Closing Investment Advisory Agreements. The Directors considered Macquarie’s financial condition, and noted that the Adviser, as a subsidiary of Macquarie, believes that it will be able to provide a high level of service to the Funds and continuously invest and re-invest in its business. Finally, the Directors considered that, following the Transaction, the Adviser believes there will not be any diminution in the nature, quality and extent of services provided to the Funds and its respective investors by the Adviser compared to those currently provided.

The Directors considered that the same portfolio managers and portfolio management teams that manage the Funds are expected to continue to do so after the Transaction, except that the portfolio managers that are currently Central Park Group employees are anticipated to become employees of a subsidiary of Macquarie. The Board determined that it had considered the qualifications of the portfolio managers for the Funds at the Funds’ most recent meeting at which the Board last approved each Fund’s existing Investment Advisory Agreement (the “Last 15(c) Meeting”).

The Directors considered that the terms and conditions of the proposed Post-Closing Advisory Agreements are identical in all material respects to the terms and conditions of the existing Advisory Agreements of the Funds, except that the Post-Closing Advisory Agreements provide that the Funds may bear a portion of expenses associated with personnel of the Adviser or its affiliates providing legal services to the Funds (including, without limitation, the review and updating of the registration statement, review of investor reports, preparing materials relating to Board and investor meetings, the negotiation of service provider agreements and other contracts for the Funds and the preparation and review of various regulatory filings for the Funds) and producing Fund regulatory materials (including, without limitation, the production and formatting of investor reports and offering documents for the Funds). The Directors considered that, under this provision, certain expenses associated with personnel of the Adviser or its affiliates providing legal services and producing Fund regulatory materials may be allocated to the Funds by Macquarie, but that none of these expenses will be allocated to the Funds for a period of at least two years following the Closing. The Directors considered that Macquarie believes that the provision by personnel of the Adviser or its affiliates of such services currently provided by external counsel and service providers will be more cost-efficient for the Funds, provided, however that there is no guarantee that this expectation will prove to be true. The Directors considered that these expenses will not be imposed without further approval from the Board.

After review of these and other considerations, the Directors concluded that the Adviser will continue to be capable of providing investment advisory services of the same high quality as the investment advisory services that are currently provided to the Funds by the Adviser, and that these services are appropriate in nature, quality and extent in light of the Funds’ operations and investor needs.

(ii)

Investment performance of the Funds: With respect to the performance of the Funds, the Directors considered their review of peer group and benchmark investment performance comparison data relating to the Funds’ performance record presented at the Last 15(c) Meeting, at other Board meetings throughout the year and/or in response to an Information Request from the Board (the “Information Request”). The Directors considered that information reviewed at the Last 15(c) Meeting and other Board meetings would be relevant given that the Funds are expected to retain their current portfolio managers and portfolio management teams.

The Board reviewed the performance of the Funds and compared that performance to the performance of comparative indices, and to the performance of other investment companies presented by the Adviser with similar strategies of investing in private equity funds (the “Comparable Funds”), noting that during the applicable comparative year-to-date period, the Funds underperformed one Comparable Fund and outperformed another Comparable Fund, the S&P 500 Index and the MSCI World Index. The Board also noted that, since inception, the Funds underperformed one Comparable Fund, the S&P 500 Index, and the MSCI World Index, and outperformed another Comparable Fund. The Board observed that, as funds generally focused on a single manager, the Funds’ performance will be driven in large measure by the performance of the underlying Carlyle funds, and considered the Adviser’s statement

CPG Carlyle Commitments Fund, LLC

Other Information (Unaudited) (Continued)
March 31, 2022

that it believed that its allocation and strategy over the year have added value through its selection of the underlying funds. The Directors also took note of the unusual market conditions that had affected many private equity funds over the course of the last two years.

Based on information presented to the Board at the Last 15(c) Meeting, other Board meetings throughout the year and in response to the Information Request and its discussions with the Adviser and Macquarie, the Board concluded that the Adviser is capable of continuing to generate a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, strategies and restrictions.

(iii)

Fees to be paid to the Adviser and expenses of the Funds: The Directors considered that they had reviewed the Funds’ existing advisory fee rate at the Last 15(c) Meeting. The Directors considered that the proposed Post-Closing Advisory Agreements did not change the Funds’ contractual advisory fee rate. The Directors also considered that the Adviser and Macquarie had represented to the Board that they will use commercially reasonable efforts to ensure that they and their respective affiliates do not take any action that imposes an “unfair burden” on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Transaction, for so long as the requirements of Section 15(f) of the Investment Company Act apply. The Board concluded that the continued retention of the Adviser was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of the Adviser, Macquarie, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (1) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (2) from the Funds or their investors for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to the Funds, that the advisory fee is fair and reasonable in light of the nature, extent and quality of services to be provided to the Funds under the proposed Post-Closing Advisory Agreements.

(iv)

The extent to which economies of scale may be realized as the Funds grow larger and whether fee levels reflect such economies of scale for the Funds’ investors: The Directors considered potential or anticipated economies of scale in relation to the services the Adviser would continue to provide to the Funds as a subsidiary of Macquarie. The Directors considered the Adviser’s representation that the ability to share costs with a much larger parent organization post-Transaction may reasonably be expected to enable the Adviser to reach greater economies of scale in a shorter time frame. The Directors also considered the Adviser’s and Macquarie’s representations that they may realize economies of scale in connection with the operation of the Funds if certain operational efficiencies, cost synergies and possible future consolidation of service providers and vendors are achieved, and discussed how such potential economies of scale, if achieved, could be shared, including by reinvestment of profits back into the Adviser’s business. The Directors noted that they will have the opportunity to periodically re-examine whether the Funds have achieved economies of scale, and the appropriateness of investment advisory fees payable to the Adviser, in the future.

(v)

Profits to be realized by the Adviser, Macquarie and their Affiliates from their relationship with the Funds: The Directors considered the benefits the Adviser, Macquarie and their affiliates may derive from their relationship with the Funds. The Directors also considered information on the Adviser’s anticipated post-Transaction profitability that was provided in response to the Information Request. The Directors considered Macquarie’s representation that, while subject to uncertainty, the fully integrated Central Park Group complex, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Macquarie’s overall financial profitability. The Directors considered that the estimated profitability of the Adviser, Macquarie and their affiliates was not excessive in light of the nature, extent and quality of the services to be provided to the Funds. The Directors noted the difficulty of accurately projecting profitability under the current circumstances and noted that they would have the opportunity to give further consideration to the Adviser and Macquarie’s profitability with respect to the Funds at the end of the initial two-year term of the proposed Post-Closing Advisory Agreements.

(vi)

Fall-out benefits to the Adviser, Macquarie and their Affiliates: The Directors considered the possible fall-out benefits that may accrue to the Adviser, Macquarie and their respective affiliates. The Directors noted that the Transaction provides Macquarie and its affiliates the opportunity to deliver additional alternative investment products to investors and that the Adviser can provide portfolio management services to new alternative investment products sponsored by

CPG Carlyle Commitments Fund, LLC

Other Information (Unaudited) (Continued)
March 31, 2022

Macquarie. The Directors considered that the Transaction, if consummated, would marginally increase Macquarie’s assets under management and expand Macquarie’s investment capabilities and relationships with certain wealth management intermediaries where Central Park Group has extensive relationships with financial advisors that sell alternative products to high net worth individuals. The Directors considered that senior personnel of the Adviser (including Mr. Tanzman, who is a Director that is an “interested person,” as defined in the 1940 Act, of the Funds) were expected to receive substantial consideration from Macquarie for selling their interests in Central Park Group to Macquarie. Based on its review, the Board determined that any “fall-out” benefits that may accrue to the Adviser, Macquarie and their respective affiliates are fair and reasonable.

Based on the foregoing and other relevant considerations, the Directors, including a majority of the Independent Directors, acting within their business judgment, (1) concluded that the terms of the proposed Post-Closing Advisory Agreements are fair and reasonable and that approval of the proposed Post-Closing Advisory Agreements is in the best interests of the Funds and its investors, (2) voted to approve the proposed Post-Closing Advisory Agreements, and (3) voted to recommend approval of the proposed Post-Closing Agreements by the Funds’ investors. The Board noted some factors may have been more or less important with respect to the Funds and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the proposed Post-Closing Agreements and to recommend approval of the proposed Post-Closing Agreements by investors.

CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited)

March 31, 2022

The investment objective of CPG Carlyle Commitments Fund, LLC (the “Fund”) is to seek attractive long-term capital appreciation. In pursuing its investment objective, the Fund invests substantially all of its assets in CPG Carlyle Commitments Master Fund, LLC (the “Master Fund”) (“Master Fund Interests”). The Master Fund has the same investment objective as the Fund and seeks to achieve its investment objective by investing predominantly (under normal circumstances, generally at least 80% of its assets) in the multiple alternative investment funds (“Investment Funds”), co-investments and direct investments sponsored by or affiliated with The Carlyle Group L.P. and its affiliates (“Carlyle”), with an emphasis on private equity funds (“Carlyle Investment Funds”). We refer to this 80% investment focus as the “Carlyle Focus.” Each Investment Fund is managed by the general partner or managing member of the Investment Fund (such general partner or managing member in respect of any Investment Fund being hereinafter referred to as the “Investment Fund Manager” of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager. Investment Funds may be domiciled in U.S. or non-U.S. jurisdictions. Other than amounts invested or committed in connection with the Carlyle Focus, the Master Fund may invest in Investment Funds, co-investments and direct investments that are not sponsored by or affiliated with Carlyle. Currently, the Master Fund does not have any investors other than the Fund and Central Park Advisers, LLC (the “Adviser”), the Fund’s investment adviser.

The Adviser believes that the Fund’s investment program offers a distinctive approach to private equity investing for “accredited investors” who previously have not had access to high quality private equity Investment Funds. In pursuing the Fund’s investment objective, the Adviser invests in Carlyle primary and secondary Investment Funds and co-investments. The Adviser invests across a broad spectrum of Carlyle Investment Funds (e.g., buyout, growth and middle market private credit, including special situations), diversified by geography (e.g., North America, Europe, Asia and emerging markets) and “vintage year” (i.e., the year in which an Investment Fund begins investing). This investment strategy may help to reduce the impact of the J-curve associated with private equity investing. The Fund was structured with the intent of seeking to alleviate or reduce a number of the burdens typically associated with private equity investing, such as funding capital calls on short notice, reinvesting distribution proceeds, paying fund-of-funds level incentive fees, meeting large minimum commitment amounts and receiving tax reporting on potentially late Schedule K-1s.

Investment Strategies

The Master Fund seeks to provide investors (“Investors”) with attractive long-term capital appreciation by investing predominantly in a portfolio of Carlyle Investment Funds.

The principal elements of the Adviser’s investment strategy include: (i) allocating the assets of the Master Fund across Carlyle private equity Investment Funds and other alternative investments sponsored by Carlyle as well as other non-Carlyle Investment Fund Managers; (ii) seeking to secure access to attractive investment opportunities that the Adviser believes offer attractive returns; (iii) seeking to manage the Master Fund’s investment level and liquidity using the Adviser’s commitment strategy; and (iv) seeking to manage risk through ongoing monitoring of the portfolio.

●

Asset Allocation. The Master Fund seeks to benefit from long-term diversification of investments through exposure to different geographic markets, investment types and vintage years. In addition, the Master Fund allocates its capital among primary funds, secondary funds and co-investment opportunities. Other than amounts invested or committed in connection with the Carlyle Focus, the Master Fund’s assets may be allocated to Investment Funds that are not sponsored or affiliated with Carlyle.

●	Access. The Fund seeks to provide Investors with access to investments that are generally unavailable to the investing public due to resource requirements and high investment minimums.

●	Commitment Strategy. The Adviser seeks to manage the Master Fund’s commitment strategy with a view towards balancing liquidity while maintaining an appropriate level of investment.

●

Risk Management. The long-term nature of private equity investments requires a commitment to ongoing risk management. The Adviser seeks to maintain close contact with Carlyle and its Investment Fund Managers, and to monitor the performance of individual funds by tracking operating information and other pertinent details.

CPG Carlyle Commitments Fund, LLC

Investment Program (Unaudited) (Continued)
March 31, 2022

No guarantee or representation is made that the investment program of the Fund, the Master Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund and the Master Fund will achieve their investment objective. The Adviser also may invest the Master Fund’s assets in Investment Funds that engage in investment strategies other than those described herein, and may sell the Master Fund’s portfolio holdings at any time.

Private Equity

Private equity is a common term for investments that typically are made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value-enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity. Private equity investments typically are made in non-public companies through privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives.

Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. In such funds, investors usually commit to provide up to a certain amount of capital when requested by the fund’s manager or general partner. The general partner then makes private equity investments on behalf of the fund. The fund’s investments are usually realized, or “exited” after a four to seven year holding period through a private sale, an initial public offering (IPO) or a recapitalization. Proceeds of such exits are then distributed to the fund’s investors. The funds themselves typically have a term of ten to twelve years.

The private equity market is diverse and can be divided into several different segments. These include the type and financing stage of the investment, the geographic region in which the investment is made and the vintage year.

Investments in private equity have increased significantly over the last 20 years, driven principally by large institutional investors seeking increased returns and portfolio efficiency. It is now common for large pension funds, endowments and other institutional investors to allocate significant assets to private equity.

Private Credit

Private credit is a common term for unregistered debt investments made through privately negotiated transactions. Private credit investments may be structured using a range of financial instruments, including, but not limited to, first and second lien senior secured loans, unitranche debt, mezzanine debt, unsecured debt and structurally subordinated instruments. While these strategies, which include special situations investments (including distressed investments), typically focus on originated or secondary purchases of fixed-income senior or subordinated credits of companies, they also may include certain equity features, such as warrants, options, common or preferred stock depending on the strategy of the investor and the financing requirements of the company or asset. Distressed investing encompasses a broad range of strategies including control and non-control distressed debt, operational turnarounds and “rescue” financings.

Loans to private companies can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The companies in which Investment Funds invest may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies. Additionally, the loans in which Investment Funds invest may be rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal.

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Buyouts, Growth Capital, Special Situations, Venture Capital/Other

In the private equity asset class, the term “financing stage” is used to describe investments (or funds that invest) in companies at a certain stage of development. The different financing stages may have distinct risk, return and correlation characteristics, and play different roles within a private equity portfolio. Broadly speaking, private equity investments can be broken down into four financing stages: buyout, growth capital, special situations and venture capital. These categories may be further subdivided based on the investment strategies that are employed.

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Buyouts. Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions – particularly in the large-cap segment. Overall, debt financing typically makes up 50-70% of the price paid for a company.

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Growth capital. Typically involves minority investments in established companies with strong growth characteristics. Companies that receive growth capital investments typically have established customers and mature business models.

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Special situations. A broad range of investments, which vary in terms of level of control, including distressed debt (control and non-control), energy/utility investing, operational turnarounds, “rescue” financings and high yielding credit-oriented strategies may be classified as special situations. Control oriented strategies typically involve the acquisition of an influential or controlling stake in an operationally or financially troubled company through the purchase of that company’s debt or equity securities. Non-control oriented distressed strategies typically involve the acquisition of securities determined to be undervalued with returns generated from an increase in the value of those securities.

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Venture Capital/Other. Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology and healthcare-related industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors. It is not anticipated that venture capital will be a meaningful portion of the Master Fund’s allocations.

Some of the investments that the Adviser considers with respect to the Master Fund include, but are not limited to:

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Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds. Most private equity sponsors raise new funds only every two to four years, and many top-performing funds may be closed to new investors. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading fund sponsors such as Carlyle are highly important for primary investors.

Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. Unlike most other private equity fund sponsors, Carlyle typically offers several primary funds each year. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life. Because primary investors must rely on the expertise of the fund manager, an accurate assessment of the manager’s capabilities is essential.

Primary investments typically exhibit a value development pattern, commonly known as the “J-curve,” in which the fund’s net asset value typically declines moderately during the early years of the fund’s life as investment-related fees and expenses are incurred before investment gains have been realized. As the fund matures and portfolio companies are sold, the pattern typically reverses with increasing net asset value and distributions to fund investors. There can be no assurance, however, that any or all primary investments made by the Master Fund will exhibit this pattern of investment development. Primary investments are usually ten to twelve years in duration, while underlying

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investments in portfolio companies generally have a four to seven year duration. The Master Fund, from time to time, may commit to certain primary investments to gain exposure to secondary investments, co-investments and direct investments.

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Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period. Secondary investments may play an important role in a private equity portfolio. Because secondaries typically already have invested in portfolio companies, they are viewed as more mature investments than primaries and further along in their development pattern. As a result, their investment returns may not exhibit the downside of the J-curve pattern expected to be achieved by primaries in their early stages. In addition, secondaries typically provide earlier distributions than primaries. Past performance is not indicative of future results. There can be no assurance, however, that any or all secondary investments made by the Master Fund will exhibit this pattern of investment development.

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Co-Investment/Direct Investments. Co-investments are investments in an operating company that are typically held through a third party investment vehicle formed by a private equity sponsor or other institutional investor and are typically made alongside the sponsor’s (on behalf of its fund) or institutional investor’s investment in the operating company. Direct investments involve holding an interest in securities issued by an operating company directly and not through a third-party investment vehicle. Such investments typically are made as investments in operating companies where private equity funds or other institutional investors are active investors, and are usually structured such that the private equity fund or institutional investor, as the case may be, and the lead co-investors, if any, collectively hold a significant interest in the operating company. Unlike investments in Carlyle Investment Funds or other Investment Funds, which hold multiple portfolio companies, co-investments and direct investments are concentrated investments in one operating company. Co-investments and direct investments, unlike investments in Investment Funds, generally do not bear an additional layer of fees or they bear significantly reduced fees. The Master Fund’s direct investments in an operating company typically will be structured in parallel with a similar investment by a Carlyle Investment Fund, another Investment Fund sponsor or institutional investor, but may also be made where a private equity sponsor or institutional investor has previously made an investment in the privately held operating company.

The Master Fund also may invest in other registered investment companies, such as business development companies (“BDCs”). Similar to private equity funds, BDCs typically make long-term debt or equity capital investments in private or thinly-traded public companies, with the goal of improving portfolio company performance and generating current income and/or capital growth. BDCs are internally or externally managed, and may be privately offered or publicly-traded on a national stock exchange. Investments in BDCs will be subject to restrictions in the Investment Company Act of 1940, as amended (the “1940 Act”) limiting the extent to which the Master Fund may invest in other registered investment companies (other than money market funds).

Portfolio Allocation

The Master Fund’s investment process begins with an allocation framework for the Master Fund’s long-term diversification among Carlyle funds: (i) primary and secondary private equity and middle market private credit investments; (ii) buyout, growth and special situations; (iii) investments focused in North America, Europe, Asia and/or other parts of the world; (iv) co-investments; and (v) other alternative Investment Funds sponsored by Carlyle. The framework also provides for diversification over vintage years and with respect to individual investments. It is expected that through such diversification, the Master Fund may be able to achieve more consistent returns and lower volatility than would generally be expected if its portfolio were more concentrated in a single fund, geography, sector, vintage year or a smaller number of funds. Other than amounts invested or committed in connection with the Carlyle Focus, the Master Fund may invest in Investment Funds, co-investments and direct investments that are not sponsored by or affiliated with Carlyle.

Because of the distinct cash flow characteristics associated with different types of private equity investments, portfolio construction is based on both quantitative and qualitative factors.

Over time, the commitment strategy may be adjusted based on the Adviser’s analysis of the private equity market, the Master Fund’s existing portfolio at the relevant time, or other pertinent factors.

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The Adviser manages the Master Fund’s commitment strategy with a view towards balancing liquidity while maintaining an appropriate level of investment. Commitments to private equity funds generally are not immediately invested. Instead, committed amounts are drawn down by private equity funds and invested over time, as underlying investments are identified—a process that may take a period of several years, with limited ability to predict with precision the timing and amount of each private equity fund’s drawdowns. During this period, investments made early in a private equity fund’s life are often realized (generating distributions) even before the committed capital has been fully drawn. As a result, without an appropriate commitment strategy a significant investment position could be difficult to achieve. The Adviser seeks to address this challenge using a commitment strategy designed to provide an appropriate investment level. To that end, the Master Fund intends to over-commit to private equity investments—both primaries and secondaries—to provide an appropriate investment level. The Master Fund will maintain cash, cash equivalents or borrowings in sufficient amounts, in the Adviser’s judgment, to satisfy capital calls from Investment Funds.

The commitment strategy aims to sustain an appropriate level of investment where possible by making commitments based on anticipated future distributions from investments. The commitment strategy also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of units of beneficial interest (the “Units”) by Investors, distributions from Investment Funds and any distributions made to Investors. To forecast portfolio cash flows, the Adviser takes into consideration historical data, actual portfolio observations, insights from Carlyle in respect of the Carlyle Focus and forecasts by the Adviser. Given the variability of the timing of drawdowns and distributions from Investment Funds, and the availability of desirable Investment Funds in the secondary market, the amount of funded private equity commitments in non-Carlyle Investment Funds, from time to time, may be significant.

The Adviser anticipates that the Fund will invest the net proceeds from the sale of Units, net of cash retained for operational needs to pay Fund expenses, in accordance with the Fund’s investment objective and policies and principal strategies as soon as practicable, consistent with normal market conditions and the availability of suitable investments. Consistent with the foregoing, even when the Master Fund’s assets are fully committed among Investment Funds, pending funding of capital contributions, redemptions and tax distributions, a significant portion of the Master Fund’s assets may consist of liquid investments, such as high quality fixed income securities, money market instruments and money market mutual funds and cash or cash equivalents, as well as yield-enhancing investments with more limited liquidity, such as collateralized loan obligations (“CLOs”) or senior loan funds managed by Carlyle and others.

Investment Selection

In the final step of the investment process, the Adviser seeks to invest the Master Fund’s capital in what it believes to be attractive investments. Primary opportunities typically are sourced through Carlyle and other Investment Fund Managers and secondary investments typically are sourced through a network of relationships with intermediaries, agents and investors, including Carlyle, and then individually evaluated by the Adviser’s and its affiliates’ investment professionals using its selection process. As investment opportunities are analyzed, investment professionals seek to evaluate them in relation to historical benchmarks and peer analysis, current information from the Adviser’s private equity investments, and against each other.

Due Diligence

The Adviser and its personnel use a range of resources to identify and source the availability of promising Investment Funds. The Adviser’s diligence process focuses on risk management, investment and operational diligence. The Adviser selects investment strategies and Investment Funds on the basis of availability, pricing in the case of secondaries and various qualitative and quantitative criteria, including the Adviser’s analysis of actual and projected cash flows and past performance of an Investment Fund during various time periods and market cycles; and the Investment Fund Managers’ reputation, experience, expertise, opportunity set, anticipated returns and adherence to investment philosophy. After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser seeks to: track operating information and other pertinent details; participate in periodic conference calls with Investment Fund Managers and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior Investment Fund personnel and changes in policies. In conjunction with the due diligence process, the tax treatment and legal terms of the investment are considered.

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The Adviser and its personnel use a range of sources to identify, evaluate, select and monitor investments for the Master Fund. The Adviser’s investment professionals are involved throughout the process, and draw on the significant resources and insights available through its relationship with Carlyle. The Adviser’s investment committee is responsible for portfolio allocation and for final investment decisions.

The Adviser typically identifies prospective investments from multiple sources, including a network of intermediaries, agents and investors, the most important of which is its relationship with Carlyle. The initial screening process for investment opportunities is typically based on a review of offering documents or an introductory meeting for primary investments. For secondary investments, the Adviser seeks to understand key terms, cash flows, valuations, performance, portfolio company developments, availability of discounts, and an understanding of historical performance of prior funds, if any. Due diligence focuses on both investment and operational due diligence.

During its diligence process, the Adviser, among other things, may review offering documents, financial statements, Schedule K-1s and other tax reporting, regulatory filings, and client correspondence, among other documents, and seek to conduct interviews with senior personnel of existing and potential Investment Fund Managers. The Adviser seeks to regularly communicate with Carlyle Investment Fund Managers and other Carlyle personnel about the Investment Funds in which the Fund has invested or may invest, or about particular investment strategies, categories of private equity, risk management and general market trends. This interaction facilitates ongoing portfolio analysis and may help to address potential issues, such as loss of key team members or proposed changes in constituent documents. It also provides ongoing due diligence feedback, as additional investments, secondary investments and new primary investments with a particular Investment Fund Manager are considered.

After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser analyzes risk and performance; may participate in periodic onsite visits; reviews audited and unaudited reports; monitors turnover in key personnel and changes in policies; and reviews valuation and historical cash flows. In performing some of its due diligence activities, the Adviser will be required to rely on the Investment Fund Managers. No assurance can be given that all performance and other data sought by the Adviser will be accurate or will be provided on a timely basis or in the manner requested.

The Adviser’s diligence process is implemented on a risk-adjusted basis and may be more limited in connection with smaller secondary positions.

The conclusions of due diligence reviews are documented. The Adviser’s investment committee may decline the opportunity, request additional information, or approve subject to tax and legal due diligence. Tax issues and legal terms of the investment are also considered.

Portfolio Construction

The Adviser manages the Master Fund’s portfolio with a view towards managing liquidity and maintaining a high investment level and maximizing capital appreciation.

Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future distributions from investments. The Adviser also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Units by investors and any distributions made to investors.

The Adviser uses a range of techniques to reduce the risk associated with the Master Fund’s investment strategy. These techniques may include, without limitation:

●	Diversifying investments and commitments across several vintage years;

●	Allocating capital among primary investments, secondary investments and direct/co-investment opportunities;

●	Actively managing cash and liquid assets; and

●	Maintaining a credit line, consistent with the limitations and requirements of the 1940 Act.

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The Master Fund holds liquid assets to the extent required for purposes of liquidity management. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Units by investors, the Adviser may sell certain of the Master Fund’s assets, in some cases at a discount. Furthermore, as described above at “—Portfolio Allocation,” pending funding of capital contributions, redemptions and tax distributions, a significant portion of the Master Fund’s assets may consist of liquid investments, such as high quality fixed income securities, money market instruments and money market mutual funds and cash or cash equivalents, as well as yield-enhancing investments with more limited liquidity, such as CLOs or senior loan funds managed by Carlyle and others.

CLOs are financing companies, generally structured as special purpose vehicles, created to manage a portfolio of loans and reapportion the risk and return characteristics thereof. A CLO uses the cash flows from a portfolio of loans to back the issuance of multiple classes of rated debt securities, which are then used to fund the purchase of the underlying loans. The assets underlying CLOs may include, among others, domestic and foreign senior secured loans, senior unsecured loans, subordinate corporate loans, including debt securities that may be rated below investment grade or equivalent unrated loans, debt tranches of other collateralized loan obligations and equity securities incidental to investments in secured loans. The Master Fund’s investments in CLOs will generally be rated investment grade (or, if unrated, determined to be of comparable quality by the Adviser), and the Master Fund will not invest in equity tranches of CLOs. Senior loan funds generally invest in performing senior secured bank loans rated below investment grade.

The Adviser, consistent with the Master Fund’s investment strategy of emphasizing allocations to Carlyle Investment Funds, seeks to allocate Master Fund assets among the Investment Funds that, in its view, represent attractive investment opportunities. Allocation depends on the Adviser’s assessment of the potential risks and returns of various investment strategies that the Investment Funds utilize as well as expected cash flows of such strategies. The currency denomination of an Investment Fund may be another factor for consideration. The Adviser generally seeks to invest the Master Fund’s assets in Investment Funds whose expected risk-adjusted returns are deemed attractive.

The Fund and the Master Fund are both “non-diversified” funds under the 1940 Act. The Adviser believes, however, that the Master Fund should generally maintain a portfolio of Investment Funds varied by underlying investment strategies, vintage year, geography and financing stage to diminish the impact on the Fund of any one Investment Fund’s losses or poor returns. There is no guarantee that the Master Fund will be able to avoid substantial losses as a result of poor returns with regards to any Investment Funds.

Generally, the Adviser seeks to limit the Master Fund’s investment in any one Investment Fund to no more than 25% of the Master Fund’s gross assets (measured at the time of investment). In addition, the Fund’s investment in any one Investment Fund generally is limited to no more than 25% of the Investment Fund’s economic interests (measured at the time of investment) and less than 5% of the Investment Fund’s voting securities. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

The Fund and the Master Fund have no obligation, and does not currently intend, to enter into any hedging transactions.

There can be no assurance that the Fund’s investment program will be successful, that the objectives of the Master Fund with respect to liquidity management will be achieved or that the Master Fund’s portfolio design and risk management strategies will be successful.

PRINCIPAL RISK FACTORS (UNAUDITED)

General Risks

Investment Risk. All investments risk the loss of capital. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio (which, for this purpose, means the aggregate investments held by the Master Fund) is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

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An investment in the Fund involves a high degree of risk, including the risk that the Investor’s entire investment may be lost. No assurance can be given that the Master Fund’s and Fund’s investment objective will be achieved. The Fund’s performance depends upon the Adviser’s selection of Investment Funds, the allocation of offering proceeds thereto and the performance of the Investment Funds. The Investment Funds’ investment activities involve the risks associated with private equity investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Master Fund, the Fund or the Investment Funds. Although the Adviser will attempt to moderate these risks, no assurance can be given that (i) the Investment Funds’ investment programs, investment strategies and investment decisions will be successful; (ii) the Investment Funds will achieve their return expectations; (iii) the Investment Funds will achieve any return of capital invested; (iv) the Fund’s investment activities will be successful; or (v) Investors will not suffer losses from an investment in the Fund.

All investments made by the Investment Funds risk the loss of capital. The Investment Funds’ results may vary substantially over time.

Concentration in Carlyle Funds. The Fund invests through the Master Fund predominantly in Investment Funds, co-investments and direct investments sponsored by or affiliated with Carlyle, and, therefore, may be less diversified, and more subject to concentration and reputational risk, than other funds of private equity funds.

Market Risk. Market risks—including political, regulatory, market, economic and social developments and developments that impact specific economic sectors, industries or segments of the market—can affect: (i) the value of the Fund’s investments in Investment Funds and the Fund’s underlying investments, which may become more difficult to value; (ii) the timing of realizations; (iii) the availability of credit; and (iv) the length of time investments are held. In addition, turbulence and reduced liquidity in financial markets may negatively affect Investment Managers, Investment Funds and issuers, which could adversely affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or market may adversely impact issuers in a different country, region or market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and the aggressive measures taken in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and likely will affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund and its underlying investments. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or their severity. To the extent the Fund’s underlying investments are overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Unspecified Investments; Dependence on the Adviser. The Adviser has complete discretion to select the Investments Funds as opportunities arise. The Fund, and, accordingly, Investors, must rely upon the ability of the Adviser to identify and implement investments for the Master Fund (“Master Fund Investments”) consistent with the Fund’s investment objective. Investors will not receive or otherwise be privy to due diligence or risk information prepared by or for the Adviser in respect of the Master Fund Investments. Through the Fund’s interest in the Master Fund, the Fund’s assets are indirectly invested in the Master Fund Investments. The Adviser has the authority and responsibility for asset allocation, the selection of Master Fund Investments and all other investment decisions for the Master Fund. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund and the Master Fund. Investors will have no right or power to participate in the management or control of the Fund, the Master Fund or the Master Fund Investments, or the terms of any such investments. There can be no assurance that the Adviser

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will be able to select or implement successful strategies or achieve their respective investment objectives. The Fund is organized to provide Investors access to a multi-strategy investment program and not an indirect way for investors to gain access to any particular Carlyle Investment Fund.

Master-Feeder Structure. The Fund and the Master Fund are part of a “master-feeder” structure. The Master Fund may accept investments from other investors, including other investment vehicles that are managed or sponsored by the Adviser, or an affiliate thereof, which may or may not be registered under the 1940 Act and which may be established in jurisdictions outside of the U.S. Because each feeder fund may be subject to different investment minimums, feeder-specific expenses and other terms, one feeder fund may offer access to the Master Fund on more attractive terms, or could experience better performance, than the Fund. In addition, because the Fund incurs expenses that may not be incurred by other investors investing directly or indirectly in the Master Fund, such investors may experience better performance than investors in the Fund. Substantial repurchase requests by Investors of the Master Fund in a concentrated period of time could require the Master Fund to raise cash by liquidating certain of its Investments more rapidly than might otherwise be desirable. This may limit the ability of the Adviser to successfully implement the investment program of the Master Fund and could have a material adverse impact on the Fund. Moreover, regardless of the time period over which substantial repurchase requests are fulfilled, the resulting reduction in the Master Fund’s asset base could make it more difficult for the Master Fund to generate profits or recover losses. Investors will not receive notification of such repurchase requests and, therefore, may not have the opportunity to redeem their Units prior to or at the same time as the Investors of the Master Fund that are requesting to have their interests (“Master Fund Interests”) repurchased. If other investors in the Master Fund, including other investment vehicles that are managed or sponsored by the Adviser or an affiliate thereof, request to have their Master Fund Interests repurchased, this may reduce the amount of the Fund’s Master Fund Interests that may be repurchased by the Master Fund and, therefore, the amount of Units that may be repurchased by the Fund.

Limitations on Transfer; Units Not Listed; No Market for Class A Units or Class I Units. The transferability of Units is subject to certain restrictions contained in the Fund’s Limited Liability Company Agreement, as amended, restated or supplemented from time to time, and is affected by restrictions imposed under applicable securities laws. Units are not traded on any securities exchange or other market. No market currently exists for Class A or Class I Units, and it is not anticipated that a market will develop. Although the Adviser and the Fund expect to recommend to the Board of Directors of the Fund (the “Board”) that the Fund offer to repurchase 5% of the net assets of the Fund quarterly, no assurances can be given that the Fund will do so. Consequently, Class A Units and Class I Units should only be acquired by Investors able to commit their funds for an indefinite period of time.

Closed-End Fund; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An Investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their units on a daily basis at a price based on net asset value. Units in the Fund are not traded on any national securities exchange or other securities exchange and are subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Units from time to time, an Investor may not be able to redeem its Units in the Fund for a substantial period of time.

Repurchase Risks. To provide liquidity to Investors, the Fund, from time to time, may offer to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. The Fund will conduct repurchase offers on a schedule and in amounts that will depend on the Master Fund’s repurchase offers. With respect to any future repurchase offer, Investors tendering for Units for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 100 days prior to the date that the Units to be repurchased are valued by the Fund (the “Valuation Date”). Investors that elect to tender any Units for repurchase will not know the price at which such Units will be repurchased until the Fund’s net asset value as of the Valuation Date is able to be determined. The Fund will only provide offers to repurchase concurrent with the Master Fund.

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A 2% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the one-year anniversary of the Investor’s purchase of Units. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining investors. Units tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by an Investor may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

The Master Fund may be limited in its ability to liquidate its holdings in Investment Funds to meet repurchase requests. Repurchase offers principally will be funded by cash, cash equivalents or borrowings, as well as by the sale of certain liquid securities. Accordingly, the Fund may tender for fewer Units than Investors may wish to sell, resulting in the proration of Investor repurchases, or the Fund may need to suspend or postpone repurchase offers if it is required to dispose of interests in Investment Funds and is not able to do so in a timely manner.

Substantial requests for the Fund to repurchase Units could require the Master Fund to liquidate certain of its Investments more rapidly than otherwise desirable for the purpose of raising cash to fund the repurchases. This could have a material adverse effect on the value of the Units. In addition, substantial repurchases of Units may decrease the Fund’s total assets and accordingly may increase its expenses as a percentage of average net assets. If a repurchase offer is oversubscribed by Investors who tender Units, the Fund may repurchase a pro rata portion of the Units tendered.

Distributions In-Kind. The Fund generally expects to distribute to each holder of Units that are repurchased a promissory note entitling such holder to the payment of cash in satisfaction of such repurchase. However, there can be no assurance that the Fund will have sufficient cash to pay for Units that are being repurchased or that it will be able to liquidate Investments at favorable prices to pay for repurchased Units. The Fund has the right to distribute securities as payment for repurchased Units in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that the Master Fund may receive distributions in kind from an Investment Fund of securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Master Fund, which may include a distribution in-kind to the Master Fund’s Investors followed, in turn, by a distribution in-kind to the Fund’s Investors. In the event that the Fund makes such a distribution of securities, Investors will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities. Alternatively, the Adviser may determine to sell these illiquid securities in the secondary market; however, the Adviser may not be successful in its attempts to do so.

The Fund also may receive distributions in-kind that the Adviser determines to hold if deemed in the best interest of the Fund Investors. In addition, the Adviser may, from time to time, elect to have the Fund receive a distribution in-kind instead of cash from an Investment Fund and to hold such securities until the Adviser deems that a sale would be in the best interests of the Fund. Such securities will remain subject to market risk until sold. Alternatively, the Adviser may determine to sell these securities, which may be illiquid. The Adviser may attempt to sell illiquid securities in the secondary market; however, the Adviser may not be successful in its attempts to do so.

Borrowing. The Fund and the Master Fund may borrow money in connection with their investment activities—i.e., the Fund and the Master Fund are permitted to utilize leverage. The Fund and the Master Fund also may borrow money to satisfy repurchase requests from Fund Investors, to fund capital commitments to Investment Funds and to otherwise provide liquidity. Specifically, the Master Fund is authorized to borrow money under the Credit Agreement for investment purposes and in connection with repurchases of, or tenders for, the Master Fund’s Units. Additionally, the Master Fund may borrow money to manage timing issues in connection with the acquisition of its investments, such as providing the Master Fund with liquidity to fund investments in Investment Funds in advance of the Master Fund’s receipt of distributions from another Investment Fund. The Fund and the Master Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender may terminate or not renew any credit facility. If the Master Fund is unable to access additional credit, it may be forced to sell investments in Investment Funds at inopportune times, which may further depress returns. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the indebtedness is incurred. This means that the value of the Master Fund’s or Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

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Legal and Regulatory Risks. Legal and regulatory changes that could occur during the term of the Fund may substantially affect private equity funds and such changes may adversely impact the performance of the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds has undergone substantial change in recent years and such change may continue. Greater regulatory scrutiny may increase the Fund’s and the Adviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens and costs on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments established financial oversight standards and resulted in significant revisions to the U.S. financial regulatory framework and the operation of financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the comprehensive regulation of the over-the-counter derivatives market, the identification, monitoring and regulation of systemic risks to financial markets and the regulation of proprietary trading and investment activity of banking institutions. The continued implementation of the Dodd-Frank Act and other similar and follow-on regulations could affect, among other things, financial consumer protection, proprietary trading, registration of investment advisers and the trading and use of derivative instruments and, therefore, could adversely affect the Fund and the Investment Funds. There can be no assurance that such regulation will not have a material adverse effect on the Fund and the Investment Funds, increase transaction, operations, legal and/or regulatory compliance costs, significantly reduce the profitability of the Fund or impair the ability of the Fund and the Investment Funds to achieve their investment objectives.

As of the date hereof, there is uncertainty with respect to legislation, regulation and government policy at the federal, state and local levels, notably as respects U.S. trade, fiscal, tax, healthcare, immigration, foreign and government regulatory policy. Recent events have created a climate of heightened uncertainty and introduced difficult-to-quantify macroeconomic and geopolitical risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, tax rates, inflation, foreign exchange rates, trade volumes, trade wars and fiscal and monetary policy. To the extent the U.S. Congress or Biden administration implements additional changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, healthcare, the U.S. regulatory environment and inflation, among other areas. Until any additional policy changes are finalized, it cannot be known whether the Fund and its investments or future investments may be positively or negatively affected, or the impact of continuing uncertainty.

Substantial Fees and Expenses. An Investor in the Fund meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Investment Funds. In addition, by investing in the Investment Funds through the Fund, an Investor in the Fund will bear a portion of the Fund’s management fee (the “Management Fee”) and other expenses of the Fund and the Master Fund. An Investor in the Fund will also indirectly bear a portion of the asset-based fees, incentive allocations, carried interests or fees and operating expenses borne by the Fund as an investor in the Investment Funds. In addition, to the extent that the Fund invests in an Investment Fund that is itself a “fund of funds,” the Fund will bear a third layer of fees. Each Investment Fund Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Fund generally. As a result, an Investment Fund with positive performance may receive compensation from the Master Fund, even if the Master Fund’s overall returns are negative. The operating expenses of an Investment Fund may include, but are not limited to, organizational and offering expenses; the cost of investments, including broker-dealer expenses; administrative, legal and internal and external accounting fees; research and other diligence-related expenses; and extraordinary or non-recurring expenses (such as litigation or indemnification expenses). It is difficult to predict the future expenses of the Fund.

Investments in Non-Voting Stock; Inability to Vote. The Master Fund intends to hold its interests in the Investment Funds in non-voting form in order to avoid becoming (i) an “affiliated person” of any Investment Fund within the meaning of the 1940 Act and (ii) subject to the 1940 Act limitations and prohibitions on transactions with affiliated persons. Where only voting securities are available for purchase, the Master Fund will generally seek to create by contract the same result as owning a non-voting security by agreeing to relinquish the right to vote in respect of its investment. The Master Fund may irrevocably waive its rights (if any) to vote its interest in an Investment Fund. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Master Fund contractually foregoes the right to vote Investment Fund securities, the Master Fund will not be able to vote on matters that may be adverse to the Master Fund’s and the Fund’s interests. As a result, the Master Fund’s influence on an Investment Fund could be diminished, which

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may consequently adversely affect the Fund and its Investors; however, the Adviser from time to time may serve on investor advisory committees of Investment Funds. The waiver arrangement should benefit the Master Fund, as it will enable the Master Fund to acquire more interests of an Investment Fund that the Adviser believes is desirable than the Fund would be able to if it were deemed to be an “affiliate” of the Investment Fund within the meaning of the 1940 Act.

Non-Diversified Status. Each of the Fund and the Master Fund are “non-diversified” investment companies for purposes of the 1940 Act, which means neither is subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund’s net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations. The Fund generally will not, however, invest more than 25% of its gross assets (measured at the time of purchase) in any one Investment Fund.

Dilution from Subsequent Offering of Units and Master Fund Interests. The Fund may accept additional subscriptions for Units as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Investors in the Investment Funds prior to such purchases, which could have an adverse impact on the existing Investors’ interests in the Fund if subsequent Investment Funds underperform the prior Investments. In addition, the Master Fund generally accepts additional investments in Master Fund interests as determined by the Board of Directors of the Master Fund (the “Master Fund Board”), in its sole discretion. Such additional investments in the Master Fund may dilute the indirect interests of existing Investors of the Master Fund, including the Fund, in the Investment Funds made prior to such purchases, which could have an adverse impact on the Master Fund interests of the existing Investors of the Master Fund, including the Fund, if subsequent Investment Funds underperform the prior Investments.

Valuations Subject to Adjustment. The valuations reported by the Investment Funds based upon which the Master Fund determines its month-end net asset value and the net asset value of each Master Fund Interest, including the Fund’s Master Fund Interest, may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Investment Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Master Fund, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Investors who had their Units repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Investors under certain circumstances as described in “Repurchases of Units and Transfers” in the Confidential Memorandum As a result, to the extent that such subsequently adjusted valuations from the Investment Funds or revisions to the net asset value of an Investment Fund or direct private equity investment adversely affect the Master Fund’s net asset value, and therefore the Fund’s net asset value, the outstanding Units may be adversely affected by prior repurchases to the benefit of Investors who had their Units repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Units and to the detriment of Investors who previously had their Units repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Units. New Investors may be affected in a similar way.

Available Information. Subject to certain conditions and limitations, Carlyle has agreed to provide the Adviser and the Fund with certain information about the Carlyle Investment Funds of the type and scope (and with the same frequency) customarily provided to Carlyle’s larger institutional investors. Investment Funds that are sponsored by or affiliated with other asset management firms may not provide the Adviser or the Fund with similar information.

Non-Carlyle Investment Risks. Other than amounts invested or committed in connection with the Carlyle Focus, the Master Fund may invest its assets in investments that are not sponsored by Carlyle. Non-Carlyle Investment Fund Managers may not provide the same level of transparency in respect to ongoing monitoring, may have different or more limited valuation protocols, may have more limited research personnel and infrastructure and may report on a less timely basis than Carlyle Investment Funds.

Reporting Requirements. Investors who beneficially own Units that constitute more than 5% or 10% of the Fund’s Units are subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These include requirements to file certain reports with the Securities and Exchange Commission (the “SEC”). The Fund has no obligation to file such reports on behalf of such Investors or to notify Investors that such reports are required to be made. Investors who may be subject to such requirements should consult with their legal advisors.

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Limited Operating History of Master Fund Investments. In some cases, Investment Funds may be newly organized with limited operating histories, and the information the Master Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Investment Funds will be limited. Moreover, even to the extent an Investment Fund has a longer operating history, the past investment performance of any of the Master Fund Investments should not be construed as an indication of the future results of such investments, the Master Fund or the Fund, particularly as the investment professionals responsible for the performance of such Investment Funds may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the Investment Fund that is not, and cannot be, independently verified.

Nature of Portfolio Companies. The Investment Funds will include direct and indirect investments in various companies, ventures and businesses (“Portfolio Companies”). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Master Fund investments also may include Portfolio Companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Private Equity Investments. Private equity is a common term for investments that typically are made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in a private business (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity to obtain the required financing.

Venture Capital. An Investment Fund may invest in venture capital. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

Debt Investments. Investment Funds may invest in debt securities and obligations. Such investments, by the nature of their issuers’ leveraged capital structures, will involve a high degree of financial risk. Debt securities may be unsecured and/or subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. In addition, these securities may not be protected by financial covenants or limitations upon additional indebtedness, and may have limited liquidity. Debt securities are also subject to other creditor risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance,” (ii) so-called “lender liability” claims by the issuer of the obligations and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. A debt security or obligation also may be subject to prepayment or redemption at the option of the issuer. In addition, debt investments may be issued in connection with leveraged acquisitions or recapitalizations, in which the issuer incurs a substantially higher amount of indebtedness than the level at which it had previously operated.

Private Credit. Private credit strategies involve a variety of debt investing, which is subject to a high degree of financial risk. Private credit investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose significant credit risks (i.e., the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the associated total return) that result in issuer default.

Mezzanine Loans. An Investment Fund may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in

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leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans typically are detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments typically are seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

First and Second Lien Senior Secured Loans. Investment Funds may invest in a first or second lien financing where different lenders have liens on the same collateral. Pursuant to an intercreditor agreement, the two lender groups agree that the first lien lenders have a senior priority lien and therefore recover first on the value of the collateral. There may be little or no collateral for the second lien holders.

Subordinated Debt. Investment Funds may invest in a subordinated debt financing where there are two separate groups of lenders. The junior lenders contractually subordinate their loans and agree not to receive payment on their loans until the senior debt is repaid. There may be little or no collateral left for the subordinated debt holders after the senior debt is paid.

Unitranche Debt. Investment Funds may invest in unitranche financing. This is a unique debt structure that involves a single layer of senior secured debt, without a separate subordinated debt financing. Unitranche financing combines multiple debt tranches into a single financing. Unlike the traditional senior/subordinated debt structures, a unitranche financing has a single credit agreement and security agreement, signed by all of the lenders and the borrower. In a classic unitranche structure, the single credit agreement provides for a single tranche of term loans with the borrower paying a single interest rate to all lenders. The interest rate is a “blended” rate which is often higher than, or about the same as, the interest rate of traditional senior debt, but lower than the interest rate for traditional second lien or subordinated debt. All lenders benefit from the same covenants and defaults and the voting provisions are similar to a non-unitranche credit agreement. Separate from the credit agreement, unitranche lenders agree among themselves to create “first out” and “last out” tranches (also known as “first out” and “second out” tranches) through an agreement typically known as an Agreement Among Lenders (AAL). The sizing of the first out and last out tranches changes by deal and is dependent on the attractiveness of the blended pricing that can be achieved and the lenders interested in any given deal at the proposed pricing and terms. Unitranche structures are growing more complicated and some provide for multiple tranches of term loans and a revolving loan facility, and even multiple, separate unitranche facilities. In some unitranche deals with multiple tranches of term loans, the tranches represent the first out and last out tranches and include separate pricing for the tranches on the face of the credit agreement. Some of these multi-tranche deals also provide for voting rules by tranche on the face of the credit agreement. In a classic unitranche structure, pricing and voting arrangements among the lenders are dealt with in the AAL. The “first out” tranche may take some or all of the collateral leaving little or none for the other tranches.

Special Situations. Investment Funds that pursue special situations strategies invest in Portfolio Companies that may be in transition, out of favor, financially leveraged or otherwise troubled, and may be or have recently been involved in strategic actions, restructurings, bankruptcies, reorganizations or liquidations. These companies may be experiencing, or are expected to experience, financial difficulties that may never be overcome. While the securities of such companies are likely to be particularly risky, they may offer very attractive reward opportunities. Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. Such investments could, in certain circumstances, subject an Investment Fund to certain additional potential liabilities. For example, under certain circumstances, a lender who has inappropriately exercised control of the management and policies of a debtor may have its claims subordinated, or disallowed, or may be found liable for damages suffered by parties as a result of such actions. In addition, under certain circumstances, payments by such companies to the Fund could be required to be returned if any such payment is later determined to have been a fraudulent conveyance or a preferential payment. Numerous other risks also arise in the workout and bankruptcy contexts.

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In addition, there is no minimum credit standard that is a prerequisite to an Investment Fund’s investment in any instrument, and a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be less than investment grade.

Defaulted Debt Securities and Other Securities of Distressed Companies. Investment Funds may invest in low grade or unrated debt securities (i.e., “high yield” or “junk” bonds or leveraged loans) or investments in securities of distressed companies. Such investments involve substantial risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

Loans to Private Companies. Investment Funds may invest in loans to private and middle market companies, which involve a number of risks:

●

these companies may have limited financial resources and limited access to additional financing, which may increase the risk of their defaulting on their obligations, leaving creditors such as the Fund dependent on any guarantees or collateral they may have obtained;

●

these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

●	there may not be much information publicly available about these companies, and such information may not be reliable; and

●

these companies are more likely to depend on the leadership and management talents and efforts of a small group of persons; as a result, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on these companies’ ability to meet their obligations.

Real Estate Investments. The Master Fund may be exposed to real estate risk through its allocation to Investment Funds with real estate-related investments. Instability in the credit markets may adversely affect the price at which real estate funds can sell real estate because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce returns from real estate funds or reduce the number of real estate funds brought to market during the investment period, thereby reducing the Master Fund’s investment opportunities.

Real estate funds are subject to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property. Some real estate funds may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such real estate fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a real estate fund holds, which could reduce the cash flow needed to make distributions to investors. In addition, real estate funds also may be affected by tax and regulatory requirements impacting the real estate fund’s ability to qualify for preferential tax treatments or exemptions.

General Risks of Secondary Investments. The overall performance of the Master Fund’s secondary investments will depend in large part on the availability of secondary investments, and on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Investors exiting an Investment Fund through a secondary transaction may possess

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superior knowledge regarding their investment, the value thereof and the portfolio companies invested in by the Investment Fund. Accordingly, secondary investments may expose the Fund to contingent liabilities, counterparty risks, reputational risks and execution risks. Certain secondary investments may be purchased as a portfolio, and in such cases the Master Fund may not be able to carve out from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. The market for secondary investments is competitive and may be limited, and the strategies and Investment Funds to which the Master Fund wishes to allocate assets may not be available for secondary investment at any given time. The absence of a recognized “market” price means that the Master Fund cannot be assured that it is realizing the most favorable price in connection with trades in secondaries. Where the Master Fund acquires an Investment Fund interest as a secondary investment, the Master Fund will generally not have the ability to modify or amend such Investment Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. The Master Fund also may be more limited in its ability to perform due diligence on secondary investments. Secondary investments may be heavily negotiated and, therefore, the Master Fund may incur additional legal and transaction costs in connection therewith. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments. Secondary investments may be structured as a single purchase through a holding company similar to a fund of funds and may include on-going administrative fees. In these circumstances, the Fund will need to rely on the administrator for information regarding the underlying investments, including receipt of reports and certain valuation activities. Additionally, these types of investments may be structured so that the holding company assumes a debt obligation to the seller of the secondary interest, a deferred payment obligation to the seller of the secondary interest or other indebtedness related to the investment. In such a structure, the holding company may be considered to be utilizing leverage, although generally there would not be recourse to the Master Fund.

Contingent Liabilities Associated with Secondary Investments. Where the Master Fund acquires an Investment Fund interest as a secondary investment, the Master Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Investment Fund and, subsequently, that Investment Fund recalls any portion of such distributions, the Master Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Investment Fund. While the Master Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Investment Fund, there can be no assurance that the Master Fund would have such right or prevail in any such claim.

Risks Relating to Secondary Investments Involving Syndicates. The Master Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Master Fund may be exposed to additional risks including (among other things): (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk.

General Risks of Direct Investment/Co-Investments. The Master Fund’s co-investments are typically investments in an operating company held through a third party investment vehicle formed by a private equity or other institutional investor and are typically made alongside the sponsor’s or institutional investor’s investment. The Master Fund’s direct investments in an operating company typically will be structured in parallel with a similar investment by a Carlyle Investment Fund, another Investment Fund sponsor or institutional investor, but may be made where a private equity fund sponsor or institutional buyer has previously made an investment in the privately held operating company. Such investment typically are made where private equity funds or other institutional investors are active investors, and are usually structured such that the private equity fund or other institutional investor, as the case may be, and the lead investors, if any, collectively hold a significant interest in the operating company. While the Adviser will conduct due diligence prior to the Master Fund entering into a co-investment or direct investment, the Master Fund’s ability to realize an investment gain with respect to such investments generally will be reliant on the expertise of the sponsor, institutional investor and/or lead investor, if any, in the transaction, whether such investor is a Carlyle Investment Fund or another Investment Fund sponsor. To the extent that any lead investor assumes control of the management of the operating company, the Master Fund generally will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also upon its ability to successfully manage and oversee the operation of the company’s business. The Master Fund’s ability to dispose of co-investments and direct investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may limit, preclude or require certain approvals for the Master Fund to sell such investment. The market for co-investments and direct investments is competitive and may be limited, and

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the co-investments and direct investments to which the Master Fund wishes to allocate assets may not be available at any given time. Co-investments and direct investments may be heavily negotiated and, therefore, the Master Fund may incur additional legal and transaction costs in connection therewith.

BDCs. Investments in closed-end, management investment companies that elect to be treated as BDCs under the 1940 Act may be subject to a high degree of risk. To the extent the Master Fund invests in BDCs, investors will bear indirectly a proportionate share of the fees and expenses, including any performance-based or incentive fees, of the BDCs in which the Master Fund invests. BDCs typically invest in less mature private companies or thinly traded public companies with limited operating histories, which involve greater risks than more mature, well-established publicly-traded companies. A substantial portion of a BDC’s portfolio typically includes securities purchased in private placements; as a result, a BDC’s portfolio may carry risks similar to those of a private equity or venture capital fund. Generally, little public information exists about the companies in which a BDC may invest and, therefore, investors may not be able to conduct a fully informed and comprehensive evaluation of a BDC and its portfolio prior to investment therein.

The 1940 Act imposes certain constraints on the investment activities, organization and operations of BDCs, which could limit or negatively impact performance or hinder a BDC’s ability to take advantage of certain investment opportunities. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of U.S. private companies or thinly traded public companies (i.e., public companies with a market capitalization of less than $250 million), cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

BDCs may be publicly-traded or non-traded. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. Non-traded BDCs typically are subject to significant commissions, expenses and offering and organizational costs that reduce the value of an investor’s (including the Master Fund’s) investment. Shares of non-traded BDCs are illiquid. Redemption programs offered by non-traded BDCs may have significant restrictions, such as caps on the amount of shares that can be redeemed annually and limits on the amounts and sources of funds that may be used to fund redemptions, and BDCs may suspend or terminate these programs at their discretion. Investors may not be able to exit their investment without paying a substantial penalty or selling on the secondary market at a discount to net asset value.

Commitment Strategy. The Master Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by Investment Funds. Pending funding of capital contributions, redemptions and tax distributions, a significant portion of the Master Fund’s assets may consist of liquid investments, such as high quality fixed income securities, money market instruments and money market mutual funds and cash or cash equivalents, as well as yield-enhancing investments with more limited liquidity, such as CLOs or senior loan funds managed by Carlyle and others. Holding a sizeable cash position may result in lower returns for the Master Fund. However, an inadequate cash position presents other risks to the Fund and the Master Fund, including the potential inability to fund capital contributions, to pay for repurchases of Units tendered by Investors or to meet expenses generally. Moreover, if the Master Fund defaults on its commitments or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including, potentially, the complete forfeiture of the Master Fund’s investment in the Investment Fund. Any failure by the Master Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund and the Master Fund to pursue its investment program, (ii) force the Master Fund to borrow, (iii) indirectly cause the Fund, and, indirectly, the Investors to be subject to certain penalties from the Investment Funds (including, potentially, the complete forfeiture of the Master Fund’s investment in an Investment Fund), or (iv) otherwise impair the value of the Fund’s investments (including reducing the Fund’s net asset value).

Cash, Cash Equivalents, Investment Grade Bonds, Money Market Instruments. The Master Fund and Investment Funds may invest, including for defensive purposes, some or all of their respective assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser or Investment Fund Managers deem appropriate under the circumstances. In addition, the Master Fund or an Investment Fund may invest in these instruments pending allocation of its respective offering proceeds, and the Master Fund will maintain cash or cash equivalents in sufficient amounts, in the Adviser’s judgment, to satisfy capital calls from Investment Funds. Money market instruments are high quality, short-term fixed-income obligations, which generally have

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remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

These investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose credit risks that result in issuer default.

CLOs. The Master Fund and Investment Funds may invest in CLOs. The portfolio of loans underlying CLOs, which serve as collateral therefor, may include, among others, domestic and foreign senior secured loans, senior unsecured loans, subordinate corporate loans, including debt securities that may be rated below investment grade or equivalent unrated loans, debt tranches of other collateralized loan obligations and equity securities incidental to investments in secured loans. Investors in CLOs ultimately bear the credit risk of the underlying collateral. The cash flows generated by CLOs are split into two or more portions, called tranches, which vary in maturity, yield and credit risk characteristics, and often are categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The equity tranche, therefore, carries the most risk, as it bears the bulk of defaults from the bonds or loans and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, however, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. Ultimately, the risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Master Fund or Investment Fund invests.

In addition to the general risks associated with investing in debt securities (e.g., interest rate, credit and market risk), CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the underlying loans will not be adequate to make interest or other payments; (ii) the quality of the underlying loans may decline in value or default; (iii) the possibility that the Master Fund may invest in CLOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully appreciated at the time of investment, and may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility; (v) junior debt and equity tranches are subject to a higher risk of loss than the senior debt portion as a result of the highly levered nature of CLOs; and (vi) CLOs are privately offered and sold, and investments in CLOs typically are thinly traded or have only a limited trading market.

Senior Loan Funds. Senior loan funds typically invest in performing senior secured bank loans rated below investment grade. There may be less readily available, reliable information about certain loans than is the case for many other types of securities, and the Investment Funds may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the issuer’s obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the Investment Fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. Like other below investment grade securities, loans are inherently speculative. As a result, the risks associated with such loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Loans may not be considered to be “securities” for purposes of the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information, so that purchasers, such as the fund, may not have the benefit of these protections.

Registered Investment Companies. The Master Fund may invest in the securities of other registered investment companies to the extent that such investments are consistent with the Master Fund’s investment objective and permissible under the 1940 Act. These investments may include BDCs. Under one provision of the 1940 Act, the Master Fund may not acquire the securities of other registered investment companies if, as a result, (i) more than 10% of the Master Fund’s total assets would be invested in securities of other registered investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Master Fund or

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(iii) more than 5% of the Master Fund’s total assets would be invested in any one registered investment company. These restrictions are applicable to the Fund as well. Other provisions of the 1940 Act are less restrictive provided that the Master Fund or Fund is able to meet certain conditions. These limitations do not apply to the acquisition of units of any registered investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another registered investment company.

Small- and Medium-Capitalization Companies. Some Investment Funds may invest a portion of their assets in Portfolio Companies with small- to medium-sized market capitalizations. While such investments may provide significant potential for appreciation, they also may involve higher risks than do investments in securities of larger companies. For example, the risk of bankruptcy or insolvency is higher than for larger, “blue-chip” companies.

Geographic Concentration Risks. An Investment Fund may concentrate its investments in specific geographic regions. This focus may constrain the liquidity and the number of Portfolio Companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the region of concentration.

Emerging Markets. Some Investment Funds may invest in Portfolio Companies located in emerging industrialized or less developed countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

Sector Concentration. An Investment Fund may concentrate its investments in specific industry sectors. This focus may constrain the liquidity and the number of Portfolio Companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Utilities and Energy Sectors. Energy companies may be significantly affected by outdated technology, short product cycles, change in demand, falling prices and profits, market competition and risks associated with using hazardous materials. Energy companies also may be negatively affected by legislation that results in stricter government regulations and enforcement policies or specific expenditures. An Investment Fund may invest in Portfolio Companies in the utilities sector, thereby exposing the Investment Fund to risks associated with this sector. Rates charged by traditional regulated utility companies are generally subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies’ earnings and dividends when costs are rising.

Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.

Financial Sector. Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability of such companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates. Periods of high volatility in the financial markets, such as that experienced in and around 2008 during the global financial crisis, can negatively affect financial services companies and cause their values to decline.

Currency Risk. Investment Funds will make direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Master Fund investments are denominated against the U.S. dollar will result in a decrease in the Master Fund’s and the Fund’s net asset value. The Adviser generally will not hedge the value of investments made by the Master Fund against currency fluctuations. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

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Risks Relating to Accounting, Auditing and Financial Reporting, etc. Certain of the Investment Funds may be invested in Portfolio Companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Master Fund and the Investment Funds may be incomplete, inaccurate and/or significantly delayed. The Master Fund and the Investment Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the net asset value of the Fund.

Valuation of the Master Fund’s Interests in Investment Funds. The valuation of the Master Fund’s Investments in Investment Funds is ordinarily determined based upon valuations provided by the Investment Funds on a quarterly basis. A large percentage of the securities in which the Investment Funds invest will not have a readily ascertainable market price and will be valued by the Investment Fund. In this regard, an Investment Fund may face a conflict of interest in valuing the securities, as their value may affect the Investment Fund’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Investment Fund, the accuracy of the valuations provided by the Investment Funds, that the Investment Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Investment Funds’ policies and procedures and systems will not change without notice to the Master Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. The Adviser has established a committee (the “Valuation Committee”) to oversee the valuation of the Fund’s and Master Fund’s investments pursuant to procedures adopted by the Board and the Master Fund Board. The members of the Valuation Committee may face conflicts of interest in overseeing the valuation of the Fund’s and the Master Fund’s investments, as the value of the Fund’s and the Master Fund’s investments will affect the Adviser’s compensation. Moreover, neither the Valuation Committee nor the Adviser will generally have sufficient information in order to be able to confirm or review the accuracy of valuations provided by an Investment Fund. Further, such information is provided on a quarterly basis while the Fund will provide valuations on a monthly basis. Additionally, certain Investment Funds may provide quarterly valuations significantly later than others.

An Investment Fund’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Master Fund may not uncover errors for a significant period of time, if ever. Even if the Adviser elects to cause the Master Fund to sell its interests in such an Investment Fund, the Master Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Investment Fund’s valuations of such interests could remain subject to such fraud or error, and the Valuation Committee may, in its sole discretion, determine to discount the value of the interests or value them at zero.

Investors should be aware that situations involving uncertainties as to the valuations by Investment Funds could have a material adverse effect on the Fund and the Master Fund if the Investment Fund Manager’s, the Adviser’s or the Master Fund’s judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Fund.

Indemnification of Investment Funds, Investment Fund Managers and Others. The Master Fund may agree to indemnify certain of the Investment Funds and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Investment Funds. If the Master Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund and the Master Fund could be materially adversely affected. Indemnification of sellers of secondaries often will be required as a condition to purchasing such securities.

Termination of the Master Fund’s Interest in an Investment Fund. An Investment Fund may, among other things, terminate the Master Fund’s interest in that Investment Fund (causing a forfeiture of all or a portion of such interest) if the Master Fund fails to satisfy any capital call by that Investment Fund or if the continued participation of the Master Fund in the Investment Fund would have a material adverse effect on the Investment Fund or its assets.

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Investment Program (Unaudited) (Continued)
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Other Risks

Investing in the Fund involves risks other than those associated with investments made by the Investment Funds. Some of these risks are described below:

Incentive Allocation Arrangements. Each Investment Fund Manager may receive a performance fee, carried interest or incentive allocation generally equal to 20% of the net profits earned by the Investment Fund that it manages, typically subject to a preferred return and a clawback. These performance incentives may create an incentive for the Investment Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest, or incentive allocation.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund and the Master Fund is competitive, and involves a high degree of uncertainty. Investment opportunities may be oversubscribed, and there is no guarantee that the Master Fund will receive its desired allocation in an Investment Fund. The availability of investment opportunities is subject to market conditions, and also may be affected by the prevailing regulatory or political climate. No assurance can be given that the Adviser will be able to identify and complete attractive investments, or that it will be able to invest fully its subscriptions. Other investment vehicles managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those the Master Fund may be seeking. The Adviser will allocate fairly between the Master Fund and such other investment vehicles any available investment opportunities that may be appropriate for the Master Fund and such other investment vehicles. Similarly, identifying attractive investment opportunities for an Investment Fund is difficult and involves a high degree of uncertainty. Even if an Investment Fund Manager identifies an attractive investment opportunity, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If such liabilities were to arise, or if such litigation were to be resolved in a manner that adversely affected the Investment Funds, those Investment Funds would likely incur losses on their investments.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be proportionate to the risk of investment in the Fund. Potential Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment.

Inside Information. From time to time, the Master Fund, the Fund or an Investment Fund or their respective affiliates may come into possession of material, non-public information concerning an entity or issuer in which the Master Fund or an Investment Fund has invested or may invest. The possession of such information may limit the Master Fund’s or the Investment Fund’s ability to buy or sell securities of the issuer.

Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Master Fund and any interest in the Investment Funds held by the Fund through the Master Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of Investors Based on Certain Detrimental Effects. The Fund may repurchase, outside of the repurchase procedure described under the caption “Repurchases of Units and Transfers—Repurchases of Units” in the Confidential Memorandum, Fund Units held by an Investor or other person acquiring Units from or through an Investor, if: (i) the Units have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Investor; (ii) ownership of the Units by the Investor or other person likely will cause the Fund to be in violation of, require registration of any Units under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iii) continued ownership of the Units by the Investor or other person may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Investor to an undue risk of adverse tax or other

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fiscal or regulatory consequences; (iv) any of the representations and warranties made by the Investor or other person in connection with the acquisition of the Units was not true when made or has ceased to be true; (v) the Investor is subject to special regulatory or compliance requirements, and the Fund determines that the Investor is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold the Units; (vi) the Investor’s investment balance falls below $25,000; or (vii) the Fund or the Board of Directors determines that the repurchase of the Units would be in the interest of the Fund. These provisions may, in effect, deprive an Investor in the Fund of an opportunity for a return that might be received by other Investors.

Potential Significant Effect of the Performance of a Limited Number of Strategies. The Fund may invest a substantial portion of its assets in Investment Funds that follow a particular investment strategy. In such event, the Fund would be exposed to the risks associated with that strategy to a greater extent than it would if the Fund’s assets were invested more broadly among Investment Funds pursuing various investment strategies. Because the Fund predominantly makes investment allocations to Carlyle Investment Funds, the performance of the Fund may be significantly affected by changes in the resources, financial condition and reputation of Carlyle, and the Fund and the Master Fund may be less diversified, and subject to greater concentration risk, than other funds of private equity funds.

Sub-Placement Agent Risk. Under the terms of a placement agent agreement (the “Placement Agent Agreement”) with Foreside Fund Services, LLC (the “Placement Agent”), the Placement Agent is authorized to retain brokers, dealers and certain financial advisors (which may include wealth advisors) (collectively, “Sub-Placement Agents”) for distribution services and to provide related sales support services to Investors holding Class A Units. It is expected that Investors will invest in the Fund pursuant to pre-existing relationships with Sub-Placement Agents. When a limited number of Sub-Placement Agents represents a large percentage of Investors, actions recommended by Sub-Placement Agents may result in significant and undesirable variability in terms of Investor subscription or tender activity. Additionally, it is possible that if a matter is put to a vote at a meeting of Investors, clients of a single Sub-Placement Agent may vote as a block, if so recommended by the Sub-Placement Agent.

Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund has elected to be treated and intends to operate in a manner so as to continuously qualify, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements.

Each of the aforementioned ongoing requirements for qualification as a RIC requires that the Adviser obtain information from or about the Investment Funds in which the Master Fund is invested. However, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest or the amount that may be invested in certain Investment Funds. Furthermore, although the Fund expects to receive information from each Investment Fund Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information. Carlyle has agreed to use reasonable efforts to provide such information to the Fund.

If, before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirements of RIC qualification, the Fund may seek to take certain actions to avert such a failure. The Master Fund may try to acquire additional interests in Investment Funds to bring the Fund into compliance with such diversification tests. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Master Fund to pursue because of the limited liquidity of its interests in the Investment Funds. While relevant tax provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Master Fund’s ability to effect a sale of an Investment Fund may limit utilization of this cure period. In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions. However, the Fund may be subject to a penalty tax in connection with its use of those savings provisions. If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. If the Fund fails to qualify as a RIC, the Fund would become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes) and distributions to Investors generally would be treated as corporate dividends. In addition, the Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from the underlying Investment Funds. If the Fund does not receive sufficient information from the Investment

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Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income. The Fund may, however, attempt to avoid such outcomes by paying a distribution that is or is considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period (i.e., a return of capital).

In addition, the Fund may directly or indirectly invest in Investment Funds or Portfolio Companies located outside the United States. Such Investment Funds and Portfolio Companies may be subject to withholding taxes and other taxes in such jurisdictions with respect to their investments. In general, a U.S. person will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund. Further, adverse U.S. federal income tax consequences can be associated with certain foreign investments, including potential United States withholding taxes on foreign investment entities with respect to their United States investments (including those described in the Confidential Memorandum) and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “controlled foreign corporations” or “passive foreign investment companies.”

The Fund (through the Master Fund) may invest in certain Investment Funds through a wholly-owned domestic entity that is taxable as a corporation for U.S. federal income tax purposes, particularly in cases where doing so would facilitate compliance with the RIC gross income test in relation to the income earned in respect of those Investment Funds. While using such corporate structure may expand the category of assets to which the Fund can gain investment exposure, the returns earned through such structure will be reduced on account of U.S. federal income taxes payable by the applicable corporate entity in respect of its net income.

Cybersecurity Risk. The Fund, the Master Fund and their service providers, as well as the Investment Funds and their service providers, are susceptible to operational and information security and related risks of cybersecurity incidents. In general, cyber-incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser, the Fund’s administrator, Placement Agent, Sub-Placement Agents, the Fund’s custodian or other service providers have the ability to cause: (i) disruptions and impact business operations, potentially resulting in financial losses; (ii) interference with the Fund’s and the Master Fund’s ability to calculate its net asset value; (iii) impediments to the Master Fund’s trading activities; (iv) the inability of Investors to transact business with the Fund; (v) violations of applicable privacy, data security or other laws; (vi) regulatory fines and penalties; (vii) reputational damage; (viii) reimbursement or other compensation or remediation costs; (ix) legal fees; or (x) additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting underlying Investment Funds, counterparties with which the Master Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed that are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management system or business continuity plan, including the possibility that certain risks have not been identified.

RECENT CHANGES (UNAUDITED)

The following information in this annual report is a summary of certain changes since March 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the most recent fiscal year, there have been no material changes to: (i) the Fund’s investment objective and policies that have not been approve by Investors, (ii) principal risk factors associated with investment in the Fund, (iii) the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio; or (iv) the Fund’s organizational agreement that would delay or prevent a change of control of the Fund that have not been approved by Investors.

Change in Independent Registered Public Accounting Firm

On November 19, 2021, based on the recommendation of the Audit Committee, the Board, including the Independent Directors voting separately, approved the engagement of PricewaterhouseCoopers LLP (“PwC”) to replace Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the current fiscal year ending March 31, 2022,

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effective upon receipt of a satisfactory independence letter from PwC, which was received on December 20, 2021. Based principally on representations from PwC, the Fund does not know of any direct financial or material indirect financial interest of PwC in the Fund.

The Board’s decision does not reflect any disagreements with or dissatisfaction by the Fund or the Board with the performance of EY. Rather, the Board’s decision was recommended by the Audit Committee in light of the existence of certain business relationships with, and the provision of certain services to, Macquarie and its affiliates that would be considered independence impairing to the Fund under the independence rules of the SEC and the Public Company Accounting Oversight Board. In the event that the Transaction is consummated, EY could not continue to serve as the Fund’s independent registered public accounting firm commencing upon the closing of the Transaction. As a result, EY was replaced as the Fund’s independent registered public accounting firm on December 20, 2021, the effective date of the engagement of PwC.

EY served as the Fund’s independent registered public accounting firm for the fiscal years ended March 31, 2020 and March 31, 2021. EY’s audit report on the Fund’s financial statements as of and for those fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended March 31, 2020 and March 31, 2021 and through December 20, 2021 (the “Covered Period”): (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of EY would have caused it to make reference to the subject matter of the disagreements in connection with its audit reports for the Covered Period, and (ii) there were no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

The Fund provided EY with a copy of the foregoing disclosures, and requested that EY furnish them with a letter addressed to the SEC stating whether or not it agrees with the disclosures. A copy of EY’s letter, stating that it agrees with the disclosures, will be filed with the SEC as an exhibit to the Fund’s Form N CSR for the year ended March 31, 2022.

During the Covered Period, neither the Fund nor any person on its behalf consulted with PwC regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) any matter that was the subject of a “disagreement” or “reportable events” (as those terms are described in Items 304(a)(1)(iv) and the related instruction or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act).

CPG Carlyle Commitments Fund, LLC

Fund Management (Unaudited)

March 31, 2022

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Four of the Directors are not “interested persons” as defined in the Investment Company Act) of the Fund (collectively, the “Independent Directors) and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
Joan Shapiro Green (77) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Chair	Term -Indefinite Length - Since Inception	Board Director (2014-present); Executive Director of National Council of Jewish Women New York (2007-2014); Executive Director of New York Society of Securities Analysts (2004-2006)	9	None
Kristen M. Leopold (54) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Director	Term -Indefinite Length - Since Inception	Independent Consultant to Hedge Funds (2007 - present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997-2006)	9

Blackstone Alternative Investment Funds (1 portfolio) (March 2013 - present); Blackstone Alternative Alpha Fund; Blackstone Alternative Alpha Fund II; Blackstone Alternative Alpha Master Fund; Blackstone Alternative Multi-Manager Fund; (2012 - August 2021)

Janet L. Schinderman (71) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Director	Term -Indefinite Length -Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School of Columbia University (1990-2006)	9	Advantage Advisers Xanthus Fund, L.L.C.
Sharon J. Weinberg (62) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Director	Term -Indefinite Length - Since 2016	Owner, the Chatham Bookstore (March 2021 – present); Co-Founder, Blue Leaf Ventures (investing/consulting) (2018-present) Managing Director, New York Ventures, Empire State Development (2016-2018); Managing Director, JPMorgan Asset Management (2000 - 2015); Vice President, JPMorgan Investment Management (1996 - 2000); Associate, Willkie Farr & Gallagher LLP (1984 - 1996)	9	None

CPG Carlyle Commitments Fund, LLC

Fund Management (Unaudited) (Continued)
March 31, 2022

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INTERESTED DIRECTOR
Mitchell A. Tanzman (62) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Director and Principal Executive Officer	Term - Indefinite Length -Since Inception	Co-Head/Co-CIO Wealth Solutions Macquarie Asset Management (since 2022); Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC (2006-2022)	9	None
OFFICER(S) WHO ARE NOT DIRECTORS
Michael Mascis (54) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Principal Accounting Officer	Term -Indefinite Length -Since Inception	Chief Administrative Officer, Wealth Solutions Macquarie Asset Management (since 2022); Chief Financial Officer of Central Park Group, LLC (2006-2022)	N/A	N/A
Seth L. Pearlstein (56) Central Park Group, LLC 125 W 55th Street New York, NY 10019 Chief Compliance Officer	Term – Indefinite Length – Since 2016

Associate Director, Wealth Solutions Macquarie Asset Management (since 2022); Chief Compliance Officer of Central Park Group, LLC (since 2015); General Counsel and Chief Compliance Officer of W.P. Stewart & Co., Ltd. (2008-2014); previously, Associate General Counsel (2002-2007)

			N/A	N/A
Gregory Brousseau (66) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since 2018	Co-Head/Co-CIO Wealth Solutions Macquarie Asset Management (since 2022); Co-Chief Executive Officer of Central Park Group, LLC (2006-2022)	N/A	N/A
Ruth Goodstein (62) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since 2018	Chief Operating Officer, Wealth Solutions Macquarie Asset Management (since 2022); Chief Operating Officer of Central Park Group, LLC (2006-2022)	N/A	N/A
David F. Connor (58) c/o Central Park Group, LLC 125 W. 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since March 11, 2022	General Counsel of Macquarie Asset Management Public Investments Americas since 2015	N/A	N/A
Graeme Conway (47) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since March 2022	Chief Commercial Officer and Head of Strategic Solutions of Macquarie Asset Management (since 2012)	N/A	N/A

CPG Carlyle Commitments Fund, LLC

Fund Management (Unaudited) (Continued)
March 31, 2022

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
OFFICER(S) WHO ARE NOT DIRECTORS (Continued)
Jerel A. Hopkins (50) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since March 2022	Associate General Counsel of Macquarie Asset Management (since 2004)	N/A	N/A
Brian Murray (55) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since March 2022	Chief Compliance Officer of Macquarie Asset Management Public Investments (since 2017); Chief Compliance Officer of Macquarie Asset Management (2004 - 2017)	N/A	N/A
Richard Salus (58) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since March 2022	Global Head of Fund Services of Macquarie Asset Management (since 2016)	N/A	N/A

CPG Carlyle Commitments Master Fund, LLC

Consolidated Financial Statements

For the Year Ended March 31, 2022

With Report of Independent Registered Public Accounting Firm

CPG Carlyle Commitments Master Fund, LLC

Table of Contents
For the Year Ended March 31, 2022

Report of Independent Registered Public Accounting Firm	1
Consolidated Schedule of Investments	2-8
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Statement of Cash Flows	12
Consolidated Financial Highlights	13
Notes to Consolidated Financial Statements	14-22
Other Information (Unaudited)	23-26
Investment Program (Unaudited)	27-28
Fund Management (Unaudited)	29-31

CPG Carlyle Commitments Master Fund, LLC

Report of Independent Registered Public Accounting Firm
March 31, 2022

To the Board of Directors and Members of CPG Carlyle Commitments Master Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of CPG Carlyle Commitments Master Fund, LLC (the “Fund”) as of March 31, 2022, and the related consolidated statements of operations, changes in net assets, and cash flows, including the related notes, and the consolidated financial highlights for the year ended March 31, 2022 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the year ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of the Fund as of and for the year ended March 31, 2021 and the consolidated financial highlights for each of the periods ended on or prior to March 31, 2021 (not presented herein, other than the consolidated statement of changes in net assets and the consolidated financial highlights) were audited by other auditors whose report dated May 28, 2021 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and investee funds; when replies were not received from investee funds, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
June 6, 2022

We have served as the auditor of one or more Central Park Group investment companies since 2022.

1

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments
March 31, 2022

Investment Funds (88.60%)	Geographic Region	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Co-Investments (17.39%)
Carlyle Beacon Partners, L.P.(a)(b)	Asia/Pacific	9/28/2018	$10,296,062	$13,479,364	1.16%
Carlyle Eagle Coinvestment, L.P.(a)(b)	North America	2/15/2018	4,325,267	26,498,662	2.27%
Carlyle Fourmi Co-Investment, L.P.(a)(b)	Asia/Pacific	6/29/2018	15,583,198	17,161,299	1.47%
Carlyle Interlink Coinvestment, L.P.(a)(b)(c)	North America	10/15/2013	1,864,213	2,368,131	0.20%
Carlyle Mars Partners, L.P.(a)(b)	Asia/Pacific	11/11/2016	3,114,691	4,196,001	0.36%
Carlyle RDSL Coinvestment, L.P.(a)(b)(c)	South America	9/30/2015	10,703,209	31,920,016	2.74%
Carlyle Sapphire Partners, L.P.(a)(b)	Asia/Pacific	9/30/2015	9,180,000	8,978,031	0.77%
Carlyle Thunder Coinvestment, L.P.(a)(b)	North America	12/28/2017	5,066,895	8,455,287	0.73%
CEMOF II Master Co-Investment Partners, L.P.(a)(b)	North America	9/12/2016	5,691,104	7,937,422	0.68%
Matador Co-Investment SCSp(a)(b)(c)	Europe	9/30/2019	5,282,496	6,026,119	0.52%
Nash Coinvestment, L.P.(a)(b)(c)	Africa	10/10/2017	7,069,082	13,429,990	1.15%
Neptune Coinvestment, L.P.(a)(b)(c)	Europe	6/23/2017	4,492,463	18,005,647	1.55%
Reciprocal Capital Holdings, LLC(a)(b)	Asia/Pacific	1/30/2018	14,206,022	44,202,068	3.79%
Total Co-Investments			96,874,702	202,658,037

Primary Investments (42.29%)
AlpInvest Co-Investment Fund (Onshore) VII, L.P.(a)(b)(c)	North America	11/13/2017	17,887,245	33,920,105	2.91%
Carlyle Asia Partners Growth I, L.P.(a)(b)(c)	Asia/Pacific	5/23/2016	11,646,381	7,115,185	0.61%
Carlyle Asia Partners IV, L.P.(a)(b)(c)	Asia/Pacific	5/25/2014	37,935,764	39,916,913	3.43%
Carlyle Asia Partners V, L.P.(a)(b)(c)	Asia/Pacific	10/30/2017	43,752,535	50,753,829	4.36%
Carlyle Europe Partners V, L.P.(a)(c)	Europe	4/23/2018	23,139,157	26,347,814	2.26%
Carlyle Europe Technology Partners III, L.P.(a)(b)(c)	Europe	6/30/2017	14,076,846	18,010,169	1.55%
Carlyle Europe Technology Partners IV, L.P.(a)(b)(c)	Europe	11/30/2018	20,881,320	28,101,033	2.41%
Carlyle Global Financial Services Partners II, L.P.(a)(b)(c)	Global	6/30/2014	8,788,345	12,726,740	1.09%
Carlyle Global Financial Services Partners III, L.P.(a)(b)(c)	Global	6/30/2017	22,588,519	29,775,550	2.56%
Carlyle International Energy Partners II, S.C.Sp.(a)(b)(c)	Global	11/30/2018	7,196,185	7,631,607	0.66%
Carlyle International Energy Partners, L.P.(a)(b)(c)	Global	3/12/2014	26,555,996	31,794,014	2.73%
Carlyle Partners VI, L.P.(a)(b)(c)	North America	9/30/2013	10,636,165	18,797,451	1.61%
Carlyle Partners VII, L.P.(a)(b)(c)	North America	11/29/2017	97,176,410	111,922,027	9.61%
Carlyle Partners VIII, L.P.(a)(b)(c)	North America	9/10/2021	3,240,579	2,797,449	0.24%
Carlyle Structured Credit Fund, L.P.(a)(b)(c)	North America	4/17/2017	18,022,841	11,812,735	1.01%
CVC Credit Partners Global Special Situations Fund II SCSP(a)(c)	Europe	6/6/2019	9,116,277	10,284,529	0.88%
Golub Capital Partners 10, L.P.(a)(b)(c)	North America	10/1/2016	13,125,000	13,125,000	1.13%

2

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2022

Investment Funds (88.60%) (Continued)	Geographic Region	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
JLL Partners Fund VII, L.P.(a)(b)(c)	North America	3/31/2016	$4,907,164	$7,702,120	0.66%
Riverside Capital Appreciation Fund VII, L.P.(a)(b)(c)	North America	9/16/2019	3,729,657	5,768,356	0.50%
Spring Bridge Partners, L.P.(a)(c)	North America	9/17/2019	7,211,294	12,719,228	1.09%
Tiger Global Private Investment Partners XV, L.P.(a)(c)	North America	3/18/2022	6,583,794	6,175,000	0.53%
Vitruvian Investment Partnership IV(a)(b)(c)	Europe	8/31/2020	5,379,105	5,432,288	0.47%
Total Primary Investments			413,576,579	492,629,142

Secondary Investments (28.92%)
Aberdeen Venture Partners IV, L.P.(a)(b)	North America	9/30/2016	0	5,997	0.00	%(d)
Access Holdings (FPG), L.P.(a)(b)(c)	North America	8/18/2021	7,312,370	9,329,841	0.80%
AE Industrial Partners Extended Value Fund, L.P.(a)(b)(c)	North America	5/28/2021	1,754,405	1,909,356	0.16%
Audax Private Equity Fund, L.P.(a)(b)	North America	9/30/2016	0	28,627	0.00	%(d)
Blue Point Capital Partners II, L.P.(a)(b)	North America	11/30/2020	0	208,024	0.02%
Brazil Buyout Coinvestment, L.P.(a)(b)	South America	4/2/2014	138,749	36,526	0.00	%(d)
Brentwood Associates Opportunities Fund, L.P.(a)(c)	North America	4/15/2021	4,027,019	6,691,467	0.57%
Carlyle Asia Partners II Coinvestment, L.P.(a)(b)	Asia/Pacific	4/2/2014	298,540	10,498	0.00	%(d)
Carlyle Asia Partners II, L.P.(a)(b)(c)	Asia/Pacific	9/1/2013	127,118	151,635	0.01%
Carlyle Asia Partners III Coinvestment, L.P.(a)(b)	Asia/Pacific	4/2/2014	526	120,964	0.01%
Carlyle Asia Partners III, L.P.(a)(b)(c)	Asia/Pacific	12/31/2014	673,103	1,927,258	0.17%
Carlyle Asia Partners IV Access Fund, L.L.C.(a)(b)(c)	Asia/Pacific	12/31/2018	970,912	3,668,927	0.31%
Carlyle Asia Partners IV, L.P.(a)(b)(c)	Asia/Pacific	5/25/2014	1,574,078	1,465,914	0.13%
Carlyle Cardinal Ireland Fund, L.P.(a)(b)(c)	Europe	10/31/2017	329,916	207,710	0.02%
Carlyle Energy Mezzanine Opportunities Fund, L.P.(a)(c)	North America	9/30/2016	30,338	1,691,900	0.15%
Carlyle Europe Partners II Coinvestment, L.P.(a)(b)	Europe	4/2/2014	765,206	24,499	0.00	%(d)
Carlyle Europe Partners II, L.P.(a)(b)(c)	Europe	7/1/2013	833,413	505,204	0.04%
Carlyle Europe Partners III Investment Holdings, L.P.(a)(b)(c)	Europe	4/2/2014	2,402,387	156,514	0.01%
Carlyle Europe Technology Partners II Coinvestment, L.P.(a)(b)	Europe	4/2/2014	22,996	4,119	0.00	%(d)
Carlyle Europe Technology Partners II, L.P.(a)(b)(c)	Europe	6/30/2014	0	28,618	0.00	%(d)
Carlyle Europe Technology Partners III, L.P.(a)	Europe	1/6/2022	10,621,034	10,001,895	0.86%
Carlyle Europe Technology Partners IV, L.P.(a)(b)	Europe	2/8/2022	4,647,842	4,217,795	0.36%

3

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2022

Investment Funds (88.60%) (Continued)	Geographic Region	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Carlyle Global Financial Services Partners Coinvestment, L.P.(a)(b)	Global	4/2/2014	$1,621	$801	0.00	%(d)
Carlyle Global Financial Services Partners II, L.P.(a)(b)(c)	Global	6/30/2014	2,606,638	5,766,601	0.50%
Carlyle Global Financial Services Partners, L.P.(a)(b)(c)	Global	6/30/2014	0	380,737	0.03%
Carlyle Infrastructure Partners, L.P.(a)(b)(c)	North America	8/29/2014	1,418,216	279,263	0.02%
Carlyle International Energy Partners, L.P.(a)(b)(c)	Global	3/12/2014	6,474,626	7,418,603	0.64%
Carlyle Japan Partners II, L.P.(a)(b)(c)	Asia/Pacific	9/30/2016	0	7,083	0.00	%(d)
Carlyle MENA Partners, L.P.(a)(b)(c)	Middle East/North Africa	9/28/2018	324,643	653,140	0.06%
Carlyle Mezzanine Partners II, L.P.(a)(b)	North America	12/30/2015	7,568,929	474,942	0.04%
Carlyle Partners V Coinvestment, L.P.(a)	North America	4/2/2014	644,845	784,939	0.07%
Carlyle Partners V, L.P.(a)(b)(c)	North America	6/28/2013	9,852,234	11,951,412	1.03%
Carlyle Partners VI Coinvestment A (Cayman), L.P.(a)	North America	8/31/2014	180,960	271,816	0.02%
Carlyle Partners VI, L.P.(a)(b)(c)	North America	9/30/2013	0	8,064,541	0.69%
Carlyle Realty Partners V, L.P.(a)(c)	North America	10/11/2017	157,023	196,602	0.02%
Carlyle Realty Partners VI, L.P.(a)(b)(c)	North America	4/25/2018	117,269	194,753	0.02%
Carlyle South America Buyout Fund, L.P.(a)(b)(c)	South America	10/31/2017	2,353,562	3,223,699	0.28%
Carlyle Strategic Partners II Coinvestment, L.P.(a)(b)	North America	8/16/2013	236,828	126,765	0.01%
Carlyle Strategic Partners II, L.P.(a)(b)(c)	North America	8/16/2013	4,323,504	3,072,357	0.26%
Carlyle Strategic Partners III Coinvestment, L.P.(a)(b)	North America	4/2/2014	1,030	97,899	0.01%
Carlyle U.S. Equity Opportunity Fund Coinvestment, L.P.(a)(b)	North America	3/4/2016	0	36,085	0.00	%(d)
Carlyle U.S. Equity Opportunity Fund II Coinvestment, L.P.(a)(b)	North America	3/15/2019	0	75,883	0.01%
Carlyle U.S. Equity Opportunity Fund II, L.P.(a)(b)(c)	North America	3/20/2018	4,530,306	5,438,287	0.47%
Carlyle U.S. Growth Fund III, L.P.(a)(b)(c)	North America	12/31/2018	0	82,342	0.01%
Carlyle Venture Partners II Coinvestment, L.P.(a)(b)	North America	4/2/2014	264,481	9,348	0.00	%(d)
Carlyle/Riverstone Global Energy & Power Fund III, L.P.(a)(b)(c)	North America	9/30/2014	2,054,152	284,921	0.02%
Cerberus Institutional Overseas IV, Ltd.(a)(b)(c)	North America	7/1/2018	0	1,100,630	0.09%
Cerberus Institutional Partners, L.P. - Series 4(a)(b)(c)	North America	10/17/2019	0	46,635	0.00	%(d)
Cerberus International SPV, Ltd. Class A(a)(b)	North America	7/1/2018	0	259,063	0.02%
Cerberus International SPV, Ltd. Class B-8(a)(b)	North America	6/13/2016	0	145,839	0.01%

4

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2022

Investment Funds (88.60%) (Continued)	Geographic Region	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Cerberus International, Ltd. Class A(a)(b)	North America	7/1/2018	$0	$121,211	0.01%
Euro Wagon II, L.P.(a)(b)	North America	3/29/2019	0	90,553	0.01%
FB HA Holdings, L.P.(a)(b)	North America	8/11/2021	5,033,173	5,000,000	0.43%
Forward Ventures IV, L.P.(a)(b)	North America	8/31/2019	0	2,027,841	0.17%
Garrison Opportunity Fund II A, LLC(a)(b)	North America	10/4/2017	5,098,536	11,617,883	1.00%
Garrison Opportunity Fund, LLC - Series A(a)(b)	North America	5/31/2019	0	7,049	0.00	%(d)
Harbinger Class L Holdings (Cayman), Ltd.(a)(b)	North America	7/1/2018	148,676	41,303	0.00	%(d)
Harbinger Class PE Holdings (Cayman), Ltd.(a)(b)	North America	7/1/2018	619,493	164,238	0.01%
Icon Software Partners, L.P. (Class B)(a)(b)(c)	North America	9/1/2020	23,917	9,505,979	0.82%
JLL Partners Fund V, L.P.(a)(b)(c)	North America	12/30/2015	1,864,152	2,067,961	0.18%
Laverne Buyer Holdings I, LLC(a)(b)	North America	4/10/2018	0	2,649,647	0.23%
Laverne Buyer Holdings II, LLC(a)(b)	North America	4/10/2018	0	1,059,948	0.09%
Laverne Buyer Holdings III, LLC(a)(b)	North America	4/10/2018	5,964,085	6,395,132	0.55%
Laverne Buyer Holdings V, LLC(a)(b)	North America	4/10/2018	1,327,464	2,630,960	0.23%
MENA Coinvestment, L.P.(a)(b)	Middle East/North Africa	4/2/2014	260,361	429,581	0.04%
Neoma Private Equity Fund IV, L.P.(a)(b)(c)	Middle East/North Africa	12/31/2017	7,068,083	3,248,013	0.28%
New Enterprise Associates 10, L.P.(a)(b)	North America	4/5/2017	0	155,579	0.01%
New Enterprise Associates 9, L.P.(a)(b)	North America	6/23/2017	0	19,097	0.00	%(d)
Newport Global Opportunities Fund, L.P.(a)(b)(c)	North America	12/29/2014	20,452,401	13,027,231	1.12%
OCM Opportunities Fund VII (Cayman), Ltd.(a)	North America	10/17/2019	97,255	101,792	0.01%
OCM Opportunities Fund VII, L.P.(a)	North America	10/17/2019	8,734	9,291	0.00	%(d)
OCM Opportunities Fund VIIb (Cayman), Ltd.(a)(c)	North America	10/17/2019	139	11,247	0.00	%(d)
OCM Opportunities Fund VIIb, L.P.(a)(c)	North America	10/17/2019	0	1,033	0.00	%(d)
Passero 18, L.P.(a)(b)(c)	North America	6/22/2018	23,421,155	31,428,569	2.70%
Pegasus WSJLL Fund, L.P.(a)(b)(c)	North America	12/10/2021	12,684,938	12,684,938	1.09%
PIMCO Bravo Fund Onshore Feeder I, L.P.(a)(b)	North America	10/16/2017	0	3,669	0.00	%(d)
PIMCO Bravo Fund, L.P.(a)(b)	North America	10/16/2017	0	19,418	0.00	%(d)
Revelstoke Single Asset Fund I, L.P.(a)(b)(c)	North America	8/26/2019	13,172,542	26,718,676	2.29%
Riverside Micro-Cap Fund III, L.P.(a)(b)(c)	North America	5/1/2019	103,340	10,572,773	0.91%
Riverstone Global Energy and Power Fund V, L.P.(a)(b)(c)	North America	9/30/2014	18,273,002	7,527,609	0.65%
Riverstone/Carlyle Global Energy & Power Fund IV, L.P.(a)(b)(c)	North America	9/30/2014	5,215,569	110,471	0.01%
Riverstone/Carlyle Renewable & Alternative Energy Fund II, L.P.(a)(b)(c)	North America	5/31/2019	740,788	67,542	0.01%

5

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2022

Investment Funds (88.60%) (Continued)	Geographic Region	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
SCP Private Equity Fund I, L.P.(a)(b)	North America	8/30/2018	$160,722	$192,378	0.02%
SCP Real Assets Fund I, L.P.(a)(b)	North America	8/30/2018	31,882	32,050	0.00	%(d)
Sevin Rosen Fund VIII, L.P.(a)(b)	North America	9/30/2016	0	7,826	0.00	%(d)
Strategic Value Global Opportunity Feeder Fund 1-A, L.P.(a)(b)	North America	12/31/2016	1,832,025	5,719,945	0.49%
Strategic Value Global Opportunity Fund 1-A, L.P.(a)(b)	North America	12/31/2016	122,510	374,650	0.03%
Strategic Value Special Situations Feeder Fund, L.P.(a)(b)	North America	12/31/2016	1,917,818	23,084,282	1.98%
Strategic Value Special Situations Fund, L.P.(a)(b)	North America	12/31/2016	168,691	1,925,236	0.17%
Styx International, Ltd. Series 1(a)(b)	North America	7/1/2018	212,243	302,374	0.03%
Styx International, Ltd. Series 4(a)(b)	North America	7/1/2018	100,074	142,571	0.01%
Styx International, Ltd. Series 5(a)(b)	North America	7/1/2018	46,348	66,031	0.01%
TPG AAF Partners N-A, L.P.(a)(b)(c)	North America	6/21/2021	4,374,167	4,949,157	0.42%
Vitruvian Inv. Partnership I Continuation Fund(a)(b)(c)	Europe	9/13/2019	10,409,062	14,931,660	1.28%
Warburg Pincus Energy, L.P.(a)(b)(c)	North America	9/28/2018	2,050,390	2,439,434	0.21%
Warburg Pincus XI (Asia), L.P.(a)(b)	Asia/Pacific	9/29/2017	25,287,264	20,090,192	1.72%
Warrior Buyer Holdings, LLC(a)(b)	North America	10/2/2018	20,985,547	17,326,419	1.49%
WLR Recovery IV, L.P.(a)(b)(c)	North America	7/1/2016	0	2,882,426	0.25%
Total Secondary Investments			268,917,365	336,821,139
Total Investment Funds			$779,368,646	$1,032,108,318

Direct Investments (0.24%)	Geographic Region	Acquisition Date	Shares	Cost	Fair Value	Percentage of Net Assets
Interlink Maritime Corp.(a)(b)(e)	North America	5/31/2019	80,000	$3,000,000	$2,772,800	0.24%
Total Direct Investments				$3,000,000	$2,772,800

6

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2022

Short-Term Investments (12.08%)	Cost	Fair Value
Money Market Funds (12.08%)
Federated Hermes U.S. Treasury Cash Reserves, Class Institutional, 0.01%(f)	$34,178,163	$34,178,163
Fidelity Treasury Only Money Market Fund, 0.01%(f)	34,217,502	34,217,502
Goldman Sachs Financial Square Treasury Instruments Fund, Class Institutional, 0.01%(f)	34,217,502	34,217,502
JP Morgan 100% U.S. Treasury Securities Money Market Fund, Class I, 0.01%(f)	34,217,502	34,217,502
Morgan Stanley Institutional Liquidity Fund, Class I, 0.02%(f)	3,868,095	3,868,095
Total Money Market Funds	140,698,764	140,698,764
Total Short-Term Investments	$140,698,764	$140,698,764

Total Investments (100.92%)	$923,067,410	$1,175,579,882
Liabilities In Excess of Other Assets (-0.92%)		(10,707,198)
Net Assets (100.00%)		$1,164,872,684

(a)

Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $1,034,881,118, which represents approximately 88.84% of net assets as of March 31, 2022.

(b)	Non-income producing security.

(c)	The Fund held unfunded commitments in the investment as of March 31, 2022. Total unfunded commitments amount to $401,270,654 as of March 31, 2022.

(d)	Rounds to less than 0.005%

(e)	Level 3 securities fair valued under procedures established by the Board of Directors, represent 0.24% of Net Assets. The total value of these securities is $2,772,800.

(f)	The rate shown is the 7-day yield as of March 31, 2022.

Outstanding Forward Foreign Currency Contracts

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at March 31, 2022	Fund Delivering	U.S. $ Value at March 31, 2022	Unrealized Appreciation/ (Depreciation)
FXC	06/15/22	USD	27,214,358	BRL	29,294,615	$(2,080,257)
						$(2,080,257)

7

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2022

Investments as of March 31, 2022

Private Equity Type	Percent of Total Net Assets
Investment Funds
Co-Investments	17.39%
Primary Investments	42.29%
Secondary Investments	28.92%
Total Investment Funds	88.60%
Direct Investments	0.24%
Short-Term Investments
Money Market Fund	12.08%
Total Investments	100.92%
Liabilities in Excess of Other Assets	(0.92%)
Total Net Assets	100.00%

See accompanying Notes to Consolidated Financial Statements.

8

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Assets and Liabilities
March 31, 2022

Assets
Investments, at fair value (Cost $923,067,410)	$1,175,579,882
Cash	7,681,993
Interest receivable	350
Dividends receivable	545,789
Receivable for distributions from Investment Funds	29,193,051
Capital contributions receivable, due from Feeder Fund	875,733
Prepaid Directors’ and Officer fees	32,440
Prepaid expenses and other assets	40,665
Total Assets	1,213,949,903

Liabilities
Payable for contributions to Investment Funds, not yet settled	30,389,861
Payable for shares repurchased, due to Feeder Fund	13,624,405
Payable to Adviser	2,329,863
Unrealized depreciation on forward foreign currency contracts	2,080,257
Professional fees payable	271,271
Accounting and administration fees payable	225,722
Accounts payable and other accrued expenses	155,840
Total Liabilities	49,077,219
Net Assets	$1,164,872,684

Composition of Net Assets
Paid-in capital	$496,603,834
Total distributable earnings	668,268,850
Net Assets	$1,164,872,684

See accompanying Notes to Consolidated Financial Statements

9

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Operations
For the Year Ended March 31, 2022

Investment Income
Dividend income	$21,788,586
Interest income	8,609
Investment Income	21,797,195

Expenses
Management fee	13,326,505
Accounting and administration fees	867,193
Professional fees	392,667
Directors’ and Officer fees	161,010
Custody fees	76,658
Insurance expense	22,791
Other fees	322,451
Total Expenses	15,169,275

NET INVESTMENT INCOME	6,627,920

Net Realized Gain and Change in Unrealized Appreciation on Investments, and Other Foreign Currency Denominated Assets and Liabilities
Net realized gain from:
Investments	93,458,465
Forward foreign currency contracts	(2,498,218)
Foreign currency	(2,227,760)
Net change in unrealized appreciation on:
Investments	89,845,043
Foreign currency	(1,938,609)
Net Realized Gain and Change in Unrealized Appreciation on Investments, and Other Foreign Currency Denominated Assets and Liabilities	176,638,921

Net Increase in Net Assets Resulting from Operations	$183,266,841

See accompanying Notes to Consolidated Financial Statements

10

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
Changes in Net Assets Resulting from Operations
Net investment income/(loss)	$6,627,920	$(2,498,409)
Net realized gain from investments and other foreign currency denominated assets and liabilities	88,732,487	60,205,384
Net change in unrealized appreciation on investments and other foreign currency denominated assets and liabilities	87,906,434	207,325,040
Net Change in Net Assets Resulting from Operations	183,266,841	265,032,015

Change in Net Assets Resulting from Capital Transactions
Capital contributions	49,838,875	20,401,095
Capital withdrawals	(82,340,766)	(199,137,153)
Net Change in Net Assets Resulting from Capital Transactions	(32,501,891)	(178,736,058)

Total Net Increase in Net Assets	150,764,950	86,295,957

Net Assets
Beginning of year	1,014,107,734	927,811,777
End of year	$1,164,872,684	$1,014,107,734

See accompanying Notes to Consolidated Financial Statements

11

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Cash Flows
For the Year Ended March 31, 2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$183,266,841
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Net realized gain from investments	(93,458,465)
Net change in unrealized appreciation on investments	(89,845,043)
Purchases of Investment Funds	(186,018,554)
Capital distributions received from Investment Funds	264,472,712
Net sales of short-term investments	(31,917,792)
(Increase)/Decrease in assets:
Receivable from distributions from Investment Funds	(10,007,806)
Interest receivable	(326)
Dividend receivable	(61,213)
Deposit with broker	280,000
Unrealized appreciation on forward foreign currency contracts	7,401
Prepaid Directors’ and Officer fees	18,560
Prepaid expenses and other assets	(33,620)
Increase/(Decrease) in liabilities:
Payable to Adviser	(729,149)
Payable for contributions to Investment Funds, not yet settled	30,126,807
Unrealized depreciation on forward foreign currency contracts	2.080,257
Accounting and administration fees payable	24,402
Professional fees payable	38,488
Accounts payable and other accrued expenses	129,397
Net cash provided by operating activities	68,372,897

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from capital contributions, including capital contributions received in advance, net of change in contribution receivable	48,541,682
Payments for shares repurchased, net of change in contribution receivable	(118,062,570)
Net cash used in financing activities	(69,520,888)

Net Change in cash	(1,147,991)
Cash, beginning of year	8,829,984
Cash, end of year	$7,681,993

Reconciliation of cash at the beginning of the period to the Consolidated Statement of Assets and Liabilities:
Cash	$6,941,460
Cash denominated in foreign currencies	1,888,524
Cash, beginning of period	$8,829,984

Reconciliation of cash at the end of the period to the Consolidated Statement of Assets and Liabilities:
Cash	$7,681,993
Cash, end of year	$7,681,993

See accompanying Notes to Consolidated Financial Statements

12

CPG Carlyle Commitments Master Fund, LLC

Consolidated Financial Highlights

	For the Years Ended March 31,
	2022	2021	2020	2019	2018
Net Assets:
Net assets, end of period (in thousands)	$1,164,872	$1,014,108	$927,812	$1,108,065	$1,044,935

Ratios/Supplemental Data:
Ratios to average net assets
Net investment income/(loss)(1)	0.60%	(0.26)%	0.33%	1.38%	0.38%
Total expenses(1)(2)	1.37%	1.39%	1.42%	1.36%	1.37%
Portfolio turnover	0.01%	0.00%	2.79%	5.59%	0.35%
Total return(3)	18.22%	30.86%	(6.75)%	4.27%	10.98%

(1)	The ratios do not include investment income or expenses of the Investment Funds in which the Fund invests.

(2)	Included in the above ratio are other expenses of 0.17% as of March 31, 2022, 0.18% as March 31, 2021, 0.25% as of March 31, 2020, 0.16% as of March 31, 2019 and 0.17% as of March 31, 2018.

(3)

Total investment return reflects the changes in net asset value based on the effects of the performance of the Master Fund during the year and adjusted for cash flows related to capital contributions and withdrawals during the year. Total returns shown exclude the effect of applicable sales charges and redemption fees.

See accompanying Notes to Consolidated Financial Statements

13

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements
March 31, 2022

1.	ORGANIZATION

CPG Carlyle Commitments Master Fund, LLC (the “Master Fund”) was organized as a Delaware limited liability company on October 23, 2012. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Master Fund commenced operations on June 1, 2013. CPG TCG Acquisition Fund, LLC (“CPG TCG”), a wholly owned entity, is consolidated in the Master Fund’s financial statements. The Master Fund’s investment adviser is Central Park Advisers, LLC (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended. The Master Fund’s investment objective is to seek attractive long-term capital appreciation. The Master Fund seeks to achieve its investment objective by investing predominantly (under normal circumstances, generally at least 80% of its assets) in the multiple alternative investment funds (“Investment Funds”), co-investments (“Co-Investments”), and direct investments (“Direct Investments”) sponsored by, or affiliated with, The Carlyle Group L.P. and its affiliates, with an emphasis on private equity funds, as more fully described in the Feeder Fund’s (as defined below) Confidential Memorandum as amended or supplemented from time to time. Investments in Investment Funds are made in the form of capital commitments, which are called by Investment Funds over time. The Master Fund’s private equity investments, therefore, generally consist of both funded and unfunded commitments; however, only funded private equity commitments are reflected in the Master Fund’s net asset value (“NAV”).

Subject to the requirements of the 1940 Act, the business and affairs of the Master Fund shall be managed under the direction of the Master Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Master Fund and in its name, to do all things necessary and proper to carry out its duties under the Master Fund’s Limited Liability Company Agreement (the “LLC Agreement”), as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Master Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Master Fund shall be vested with the same powers, authority and responsibilities on behalf of the Master Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Master Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Master Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Master Fund and to the oversight of the Board. The Directors have engaged the Adviser to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Master Fund.

The Master Fund is a master investment portfolio in a master-feeder structure. CPG Carlyle Commitments Fund, LLC (the “Feeder Fund”) invests substantially all of its assets in the limited liability company interests (“Interests”) of the Master Fund. As of March 31, 2022, the Feeder Fund owned 100.00% of the Master Fund’s Interests with the Adviser owning an amount which rounded to 0.00%.

Investors generally may purchase units of beneficial interest of the Feeder Fund as of the first business day of each calendar month. Purchase proceeds do not represent the Master Fund’s capital or become the Master Fund’s assets until the first business day of the relevant calendar month.

The Master Fund’s term is perpetual unless it is otherwise dissolved under the terms of its formation documents.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Master Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

14

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2022

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Federal Tax Information: It is the Master Fund’s policy to be classified as a partnership for U.S. federal income tax purposes. Each investor in the Master Fund is treated as the owner of its allocated share of the net assets, income, expenses and the realized and unrealized gains or losses of the Master Fund. The Master Fund is expected to incur taxable income upon realization of some of its investments. As of March 31, 2022, the Master Fund does not have a deferred tax liability included in the Consolidated Statement of Assets and Liabilities. No other U.S. federal, state or local income taxes are paid by the Master Fund on the income or gains of the Master Fund since the investors are individually liable for the taxes on their allocated share of such income or gains of the Master Fund.

The Master Fund has adopted a tax-year end of September 30. The Master Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Master Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2022, the tax years 2018, 2019, 2020 and 2021 remain subject to examination by the major tax jurisdictions under the statute of limitations.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current year. The Master Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2022, the Master Fund did not incur any interest or penalties.

Cash: Cash consists of monies held at UMB Bank, N.A. (the “Custodian”). Such cash may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Master Fund.

Short-Term Investments: Short-term investments represent investments in high quality money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Investment Transactions: The Master Fund accounts for realized gains and losses from its Investment Funds based upon the pro-rata ratio of the fair value and cost of the underlying investments at the date of redemption. Dividend income is recorded on ex-date and interest income and expenses are recorded on the accrual basis. Distributions from Investment Funds are received as underlying investments of the Investment Funds are liquidated. Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from the Investment Funds has not been communicated from the Investment Funds. It is estimated that distributions will occur over the life of the Investment Funds.

Foreign Currency: Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Master Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Master Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

15

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2022

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Consolidation of Subsidiary: The consolidated financial statements include the financial position and the results of operations of the Master Fund and its wholly owned subsidiary, CPG TCG, a Delaware limited liability company. The wholly owned subsidiary has the same investment objective as the Master Fund. CPG TCG is taxed as a corporation and used when the Master Fund has determined that owning certain Investment Funds within a domestic limited liability company structure would not be beneficial. As of March 31, 2022 the total value of investments held by the subsidiary is $5,141,718, or approximately 0.44% of the Master Fund’s net assets.

Fair Value of Financial Instruments: The fair value of the Master Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Master Fund values its investments in Investment Funds at fair value in accordance with FASB ASC, Fair Value Measurement (“ASC 820”). See Note 3 for more information.

3.	PORTFOLIO VALUATION

ASC 820 defines fair value as the value that the Master Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Master Fund. Unobservable inputs reflect the Master Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

●	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

●

Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

●	Level 3 — significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ NAV as a “practical expedient,” in accordance with ASC 820.

The private equity Investment Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Master Fund may not be able to resell some of its investments for extended periods, which may be several years. The types of private equity Investment Funds that the Master Fund may make include primary, secondary and Co-Investments. Co-Investments represent opportunities to invest in specific portfolio companies that are typically made alongside an Investment Fund. Primary investments are investments in newly established private equity funds. Secondary investments are investments in existing private equity funds that are acquired in privately negotiated transactions.

16

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2022

3.	PORTFOLIO VALUATION (continued)

The NAV of the Master Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below and as may be determined, from time to time, pursuant to policies established by the Board. The Master Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. ASC 820 provides for the use of NAV (or its equivalent) as a practical expedient to estimate fair value of investments in Investment Funds, provided certain criteria are met. As such, the Master Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Master Fund’s investments. The Committee meets on a monthly basis and reports to the Board on a quarterly basis. The Master Fund’s investments in Investment Funds are carried at fair value which generally represents the Master Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The Adviser employs ongoing due diligence policies and processes with respect to Investment Funds and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether additional inquiry is necessary. Such inquiries may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Master Fund’s interest in such Investment Fund.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The Master Fund may also make Direct Investments, which are interests in securities issued by operating companies and are typically made as investments alongside a private equity fund. With respect to valuation of Direct Investments, they are fair valued typically by reference to the valuation utilized by the corresponding private equity fund or with a third party valuation agent.

The following table represents the inputs used to value the investments at fair value on the Consolidated Statement of Assets and Liabilities within the valuation hierarchy as of March 31, 2022:

	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Direct Investments	$—	$—	$2,772,800	$2,772,800
Short-Term Investments	140,698,764	—	—	140,698,764
TOTAL	$140,698,764	$—	$2,772,800	$143,471,564
Other Financial Instruments
Forward foreign currency contracts*	$—	$(2,080,257)	$—	$(2,080,257)
TOTAL	$—	$(2,080,257)	$—	$(2,080,257)

* Forward foreign currency contracts are valued at the unrealized appreciation/(depreciation) on the investment.

17

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2022

3.	PORTFOLIO VALUATION (continued)

The Master Fund held Investment Funds with a fair value of $1,032,108,318, that in accordance with ASU 2015-07, are excluded from the fair value hierarchy as of March 31, 2022, as investments in Investment Funds valued at net asset value, as a “practical expedient”, are not required to be included in the fair value hierarchy.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Direct Investments	Total
Balance as of April 1, 2021	$2,030,605	$2,030,605
Purchases	—	—
Sales	—	—
Realized Gain	—	—
Change in Unrealized Appreciation/(Depreciation)	742,195	742,195
Transfer in	—	—
Transfer out	—	—
Balance as of March 31, 2022	$2,772,800	$2,772,800
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2022	$742,195	$742,195

The Master Fund’s private equity investments financing stage with their corresponding unfunded commitments and other attributes, as of March 31, 2022, are shown in the table below.

Financing Stage	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life*	Redemption Frequency*	Notice Period (In Days)	Redemption Restrictions Terms*
Buyout	Control investments in established companies	$ 563,906,946	$ 263,882,732	Up to 10 years	None	N/A	N/A
Growth Capital	Non-control investments in established companies with strong growth characteristics	313,544,813	67,295,921	Up to 10 years	None	N/A	N/A
Special Situations/ Other	Investments in mezzanine, distressed debt, energy/utility and turnarounds	157,429,359	70,092,001	Up to 10 years	None	N/A	N/A

*

The information summarized in the table above represents the general terms for the specified financing stage. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

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CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2022

3.	PORTFOLIO VALUATION (continued)

Eleven Investment Funds have commitments denominated in Euros and one Investment Fund has commitments denominated in Japanese Yen. As of March 31, 2022, the unfunded commitments for these Investment Funds totaled €60,940,648 and ¥284,317,647, respectively. As of March 31, 2022, the exchange rate used for the conversion was 1.107 USD/EUR and 121.700 JPY/USD, respectively. The U.S. dollar equivalent of these commitments is included in the Master Fund’s total unfunded commitment amount.

The following is a summary of investment strategies of the Investment Funds held by the Master Fund as of March 31, 2022.

Private equity is a common term for investments that typically are made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value-enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

Buyouts: Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions—particularly in the large-cap segment.

Growth Capital: Typically involves non-control investments in established companies with strong growth characteristics. Companies that receive growth capital investments typically have established customers and mature business models.

Special Situations: A broad range of private equity investments, which vary in terms of level of control, including mezzanine, distressed debt, energy/utility investments and turnarounds.

Types of private equity investments that the Master Fund may make include:

Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period.

Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

Co-Investment/Direct Investments. Co-Investments are investments in an operating company that are typically held through a third party investment vehicle formed by a private equity sponsor or other institutional investor and are typically made alongside the sponsor’s (on behalf of its fund) or institutional investor’s investment in the operating company. Direct Investments involve holding an interest in securities issued by an operating company directly and not through a third-party investment vehicle. Such investments typically are made as investments in operating companies where private equity funds or other institutional investors are active investors, and are usually structured such that the private equity fund or institutional investors, as the case may be, and the lead investors, if any, collectively hold a significant interest in the operating company.

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CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2022

4.	RELATED PARTY TRANSACTIONS AND OTHER

As of March 31, 2022, the Master Fund and CPG TCG had no investments in Investment Funds that were related parties.

The Adviser provides investment advisory services to the Master Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Master Fund pays the Adviser a monthly fee (the “Management Fee”) computed and payable monthly, at the annual rate of 1.20% of the Master Fund’s net asset value. “Net asset value” means, for any month, the total value of all assets of the Master Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund as of such date, and calculated before giving effect to any repurchase of shares on such date and before any reduction for any fees and expenses of the Master Fund. The Management Fee shall be prorated for any period of less than a month based on the number of days in such period. During the year ended March 31, 2022, the Adviser earned $13,326,505 of Management Fee which is included in the Consolidated Statement of Operations, of which $2,329,863 was payable at March 31, 2022 and is included in Payable to Adviser in the Consolidated Statement of Assets and Liabilities.

Pursuant to a license agreement between Carlyle Investment Management, L.L.C. and the Adviser (the “License Agreement”), the Adviser is permitted to use the mark “Carlyle” in connection with the offering, marketing, promotion, management and operation of the Master Fund. The Adviser believes that the Master Fund has benefitted and will continue to benefit from the License Agreement, in accordance with its terms. Nonetheless the Adviser will not seek reimbursement or payment from the Master Fund for any amounts thereunder.

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s NAV; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; directors’ fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

Each member of the Board who is not an “interested person”, as defined by the 1940 Act, of the Master Fund (the “Independent Directors”) receives an annual retainer of $15,000 (prorated for partial years) plus a fee of $1,000 for each meeting attended and $500 for each meeting by phone. The Board Chair, Audit Committee Chair, Nominating Committee Chair and Contracts Review Committee Chair each receive an additional $2,000 annual retainer. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. Total amounts expensed by the Master Fund related to Independent Directors for the year ended March 31, 2022 was $122,000, which is included in Directors’ and Officer fees in the Consolidated Statement of Operations.

During the year ended March 31, 2022, the Master Fund incurred a portion of the annual compensation of the Master Fund’s Chief Compliance Officer in the amount of $39,010, which is included in Directors’ and Officer Fees in the Consolidated Statement of Operations.

Certain officers and the interested director of the Master Fund are also Officers of the Adviser and CPG TCG, and are registered representatives of Foreside Fund Services, LLC.

5.	ADMINISTRATION AND CUSTODIAN FEES

SS&C Technologies and its affiliates DST Asset Manager Solutions, Inc. and ALPS Fund Services, Inc. serve as administrator (the “Administrator”) to the Master Fund and provides certain accounting, administrative, record keeping and investor related services. For its services, the Master Fund pays an annual fee to the Administrator based upon average net assets, subject to certain minimums. For the year ended March 31, 2022, the total administration fees were $867,193 which is included in Accounting and administration fees in the Consolidated Statement of Operations, of which $225,722 was payable at March 31, 2022 and is included in Accounting and administration fees payable in the Consolidated Statement of Assets and Liabilities.

UMB Bank, N.A. serves as the primary custodian of the assets of the Fund.

20

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2022

6.	INVESTMENTS

For the year ended March 31, 2022, total purchases or capital contributions to, and total proceeds from redemptions or other dispositions of investments, excluding short-term investments, amounted to $186,018,554 and $264,472,712, respectively.

The cost of investments in Investment Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such Investment Funds. The Master Fund relies upon actual and estimated tax information provided by the managers of the Investment Funds as to the amounts of taxable income allocated to the Master Fund as of March 31, 2022.

The Investment Funds in which the Master Fund invests generally charge a management fee of 1.00% - 2.00% and approximately 20% of net profits as a carried interest allocation, generally subject to a preferred return and a claw back. The fees charged by the Investment Funds are not paid directly by the Master Fund but instead are reflected in the valuation of the Investment Funds, thus impacting the total return of the Master Fund.

7.	ALLOCATION OF INVESTORS’ CAPITAL

As of the last day of each Fiscal Period (as defined below), any net profit or net loss for the Fiscal Period shall be allocated among and credited to or debited against the capital accounts of the investors in accordance with their respective Master Fund percentages for such Fiscal Period. Fiscal Period means the period commencing on the first date on or as of which an investor other than the organizational investor or the Adviser is admitted to the Master Fund, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates: (1) the last day of a fiscal year; (2) the day preceding any day as of which a contribution to the capital of the Master Fund is made; (3) the day as of which the Master Fund repurchases any Interest or portion of an Interest of any member; (4) the day as of which the Master Fund admits a substituted investor to whom an Interest (or portion thereof) of an investor has been transferred (unless there is no change of beneficial ownership); or (5) any other day as of which the LLC Agreement provides for any amount to be credited to or debited against the capital account of any investor, other than an amount to be credited to or debited against the capital accounts of all investors in accordance with their respective investment percentages.

8.	REPURCHASE OF INVESTORS’ INTERESTS

Investors do not have the right to require the Master Fund to redeem their Interests or portion thereof. To provide a limited degree of liquidity to investors, the Master Fund may, from time to time, offer to repurchase Interests or portions thereof pursuant to written tenders by investors. Repurchases will be made at such times, in such amount and on such terms as determined by the Board, in its sole discretion. In determining whether the Master Fund should offer to repurchase Interests, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser anticipates that it will recommend to the Board that the Master Fund offer to repurchase Interests from investors on a quarterly basis, with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to up to 5% of the net assets of the Master Fund. Each repurchase offer will generally commence approximately 100 days prior to the applicable repurchase date.

9.	INDEMNIFICATION

Under the Master Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the ordinary course of business, the Master Fund may enter into contracts or agreements that contain indemnification or warranties. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.

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CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements (Continued)
March 31, 2022

10.	LINE OF CREDIT

The Master Fund maintains a credit facility (the “Facility”) with a maximum borrowing amount of $50,000,000 which is secured by certain interests in Investment Funds. As of March 31, 2022, the Master Fund has no borrowings under the Facility. A fee of 0.25% per annum is payable monthly in arrears on the unused portion, while the interest rate charged on borrowings in the case of Eurodollar Rate Loans is the ICE LIBOR Rate plus 2.00% and in the case of Prime Rate Loans is the rate of interest per annum publicly announced or determined from time to time by Signature Bank as its prime rate in effect. For the year ended March 31, 2022, the Master Fund had no borrowings outstanding.

11.	IMPACTS OF COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic has resulted in substantial market volatility and may continue to impact the Fund’s performance going forward.

12. SPECIAL MEETING OF SHAREHOLDERS

On October 21, 2021, Central Park Group, the parent company of the Adviser, and Macquarie Management Holdings, Inc. (“Macquarie”) announced that they had entered into an agreement whereby Macquarie agreed to acquire Central Park Group, subject to the satisfaction or appropriate waiver of certain closing conditions (the “Transaction”). At a special meeting of Fund investors held on February 25, 2022, investors approved a new investment advisory agreement with the Adviser (the “New Agreement”), with 46,868 votes for approval, 1,000 votes against and 2,391 abstentions. Investors were asked to approve the New Agreement as, upon the closing of the Transaction, the investment advisory agreement then in place between the Adviser and the Fund would automatically terminate in accordance with its terms and applicable law. Additionally, Fund investors at a special meeting held on February 18, 2022, voted to elect Sharon J. Weinberg to the Board of Directors of the Fund, 44,490 votes for appointment and 1,543 votes withheld. Ms. Weinberg had previously been appointed to the Board without a vote of investors and there were no changes to the composition of the Board as a result of such election.

On March 11, 2022, Central Park Group and Macquarie announced that the Transaction had closed earlier that day (the “Closing”).

13.	SUBSEQUENT EVENTS

Subsequent events after March 31, 2022 have been evaluated through the date the financial statements were issued. Capital contributions into the Master Fund for April 1, 2022 and May 1, 2022, equaled $5,489,650 and $4,959,450, respectively.

On March 24, 2022, the Board approved Delaware Distributors, L.P. (“DDLP”) as the placement agent of the Feeder Fund, effective April 1, 2022. DDLP is, as of the Closing of the Transaction with Macquarie, an affiliate of the Adviser and is an indirect subsidiary of Macquarie.

22

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited)
March 31, 2022

Proxy Voting

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9200 and on the SEC’s website at http://www.sec.gov.

The Master Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Master Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Master Fund (collect) at 1-212-317-9200 or (ii) by visiting the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

Disclosure of Portfolio Holdings: The Master Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) no more than 60 days after the Master Fund’s first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which replaced Form N-Q. For the Master Fund, this would be for the fiscal quarters ending June 30 and December 31. The Master Fund’s Form N-Q filings (prior to the reporting period ending March 31, 2019) and Form N-PORT filings can be found free of charge on the SEC’s website at http://www.sec.gov.

Management Discussion of Fund Performance

Information on performance of the Master Fund is incorporated herein by reference from the section entitled “Management Discussion of Fund Performance” in the Feeder Fund Annual Report.

Advisory Agreement Approval

At a meeting on November 19, 2021, the Directors, including the Independent Directors, evaluated the proposed Advisory Agreements (the “Post-Closing Advisory Agreements”) of the Fund and the Feeder Fund (the “Funds”), in connection with the change of control of the Adviser, to be effective upon the closing of the proposed transaction with Macquarie (the “Transaction”). Because no additional advisory fee is charged under the Feeder Fund’s Investment Advisory Agreement, both Post-Closing Advisory Agreements were considered together. The Independent Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Post-Closing Advisory Agreements. The Directors reviewed materials furnished by the Adviser and Macquarie, and discussed with the Adviser and Macquarie information regarding the Adviser, Macquarie, their respective affiliates and its personnel, operations and financial condition. Tables prepared by the Adviser indicating comparative fee information, and comparative performance information as well as a summary financial analysis for the Funds, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser and Macquarie the Funds’ operations and the Adviser’s ability to provide advisory and other services to the Funds following the closing of the Transaction (the “Closing”). In particular, the Board considered the following:

(i)

The nature, extent and quality of services to be provided by the Adviser: With respect to the Post-Closing Advisory Agreements, the Directors received and considered information regarding the nature, extent and quality of services to be provided by the Adviser post-Closing. In evaluating the nature, extent and quality of services to be provided by the Adviser after the Closing, the Directors considered information provided by the Adviser and Macquarie regarding their advisory services, investment philosophy and process, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition (in the case of the Adviser, both pre- and post-Closing). The Directors also considered the capabilities, resources and personnel of the Adviser, noting that the founding members of Central Park Group had already agreed to join Macquarie pending closing of the Transaction, and that Macquarie had offered all personnel of the Adviser to join Macquarie as employees, in order to determine whether the Adviser will continue to be capable of providing the same level of investment management services currently provided to the Funds The Directors also considered the transition and integration plans of Central Park Group and Macquarie, as had been presented to the Board, as well as the risks related to the integration of Central Park Group’s business into the Macquarie organization following completion of the Transaction. The Directors considered Macquarie’s experience with integrating other asset managers that it recently acquired. The Directors considered the resources and infrastructure that the Adviser

23

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited) (Continued)
March 31, 2022

and Macquarie intend to devote to integrating the compliance program of the Funds and the Adviser with those of Macquarie to ensure compliance with applicable laws and regulations as well as Macquarie’s commitment to those programs. The Directors also considered the resources that Macquarie has devoted to its risk management program and cybersecurity program. The Directors also reviewed information provided by Macquarie at the previous meeting related to its business, legal, and regulatory affairs. This review considered the resources available to the Adviser as a subsidiary of Macquarie to provide the services specified under the proposed Post-Closing Investment Advisory Agreements. The Directors considered Macquarie’s financial condition, and noted that the Adviser, as a subsidiary of Macquarie, believes that it will be able to provide a high level of service to the Funds and continuously invest and re-invest in its business. Finally, the Directors considered that, following the Transaction, the Adviser believes there will not be any diminution in the nature, quality and extent of services provided to the Funds and its respective investors by the Adviser compared to those currently provided.

The Directors considered that the same portfolio managers and portfolio management teams that manage the Funds are expected to continue to do so after the Transaction, except that the portfolio managers that are currently Central Park Group employees are anticipated to become employees of a subsidiary of Macquarie. The Board determined that it had considered the qualifications of the portfolio managers for the Funds at the Funds’ most recent meeting at which the Board last approved each Fund’s existing Investment Advisory Agreement (the “Last 15(c) Meeting”).

The Directors considered that the terms and conditions of the proposed Post-Closing Advisory Agreements are identical in all material respects to the terms and conditions of the existing Advisory Agreements of the Funds, except that the Post-Closing Advisory Agreements provide that the Funds may bear a portion of expenses associated with personnel of the Adviser or its affiliates providing legal services to the Funds (including, without limitation, the review and updating of the registration statement, review of investor reports, preparing materials relating to Board and investor meetings, the negotiation of service provider agreements and other contracts for the Funds and the preparation and review of various regulatory filings for the Funds) and producing Fund regulatory materials (including, without limitation, the production and formatting of investor reports and offering documents for the Funds). The Directors considered that, under this provision, certain expenses associated with personnel of the Adviser or its affiliates providing legal services and producing Fund regulatory materials may be allocated to the Funds by Macquarie, but that none of these expenses will be allocated to the Funds for a period of at least two years following the Closing. The Directors considered that Macquarie believes that the provision by personnel of the Adviser or its affiliates of such services currently provided by external counsel and service providers will be more cost-efficient for the Funds, provided, however that there is no guarantee that this expectation will prove to be true. The Directors considered that these expenses will not be imposed without further approval from the Board.

After review of these and other considerations, the Directors concluded that the Adviser will continue to be capable of providing investment advisory services of the same high quality as the investment advisory services that are currently provided to the Funds by the Adviser, and that these services are appropriate in nature, quality and extent in light of the Funds’ operations and investor needs.

(ii)

Investment performance of the Funds: With respect to the performance of the Funds, the Directors considered their review of peer group and benchmark investment performance comparison data relating to the Funds’ performance record presented at the Last 15(c) Meeting, at other Board meetings throughout the year and/or in response to an Information Request from the Board (the “Information Request”). The Directors considered that information reviewed at the Last 15(c) Meeting and other Board meetings would be relevant given that the Funds are expected to retain their current portfolio managers and portfolio management teams.

The Board reviewed the performance of the Funds and compared that performance to the performance of comparative indices, and to the performance of other investment companies presented by the Adviser with similar strategies of investing in private equity funds (the “Comparable Funds”), noting that during the applicable comparative year-to-date period, the Funds underperformed one Comparable Fund and outperformed another Comparable Fund, the S&P 500 Index and the MSCI World Index. The Board also noted that, since inception, the Funds underperformed one Comparable Fund, the S&P 500 Index, and the MSCI World Index, and outperformed another Comparable Fund. The Board observed that, as funds generally focused on a single manager, the Funds’ performance will be driven in large measure by the performance of the underlying Carlyle funds, and considered the Adviser’s statement

24

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited) (Continued)
March 31, 2022

that it believed that its allocation and strategy over the year have added value through its selection of the underlying funds. The Directors also took note of the unusual market conditions that had affected many private equity funds over the course of the last two years.

Based on information presented to the Board at the Last 15(c) Meeting, other Board meetings throughout the year and in response to the Information Request and its discussions with the Adviser and Macquarie, the Board concluded that the Adviser is capable of continuing to generate a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, strategies and restrictions.

(iii)

Fees to be paid to the Adviser and expenses of the Funds: The Directors considered that they had reviewed the Funds’ existing advisory fee rate at the Last 15(c) Meeting. The Directors considered that the proposed Post-Closing Advisory Agreements did not change the Funds’ contractual advisory fee rate. The Directors also considered that the Adviser and Macquarie had represented to the Board that they will use commercially reasonable efforts to ensure that they and their respective affiliates do not take any action that imposes an “unfair burden” on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the Transaction, for so long as the requirements of Section 15(f) of the Investment Company Act apply. The Board concluded that the continued retention of the Adviser was unlikely to impose an unfair burden on the Funds because, after the Transaction, none of the Adviser, Macquarie, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (1) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (2) from the Funds or their investors for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to the Funds, that the advisory fee is fair and reasonable in light of the nature, extent and quality of services to be provided to the Funds under the proposed Post-Closing Advisory Agreements.

(iv)

The extent to which economies of scale may be realized as the Funds grow larger and whether fee levels reflect such economies of scale for the Funds’ investors: The Directors considered potential or anticipated economies of scale in relation to the services the Adviser would continue to provide to the Funds as a subsidiary of Macquarie. The Directors considered the Adviser’s representation that the ability to share costs with a much larger parent organization post-Transaction may reasonably be expected to enable the Adviser to reach greater economies of scale in a shorter time frame. The Directors also considered the Adviser’s and Macquarie’s representations that they may realize economies of scale in connection with the operation of the Funds if certain operational efficiencies, cost synergies and possible future consolidation of service providers and vendors are achieved, and discussed how such potential economies of scale, if achieved, could be shared, including by reinvestment of profits back into the Adviser’s business. The Directors noted that they will have the opportunity to periodically re-examine whether the Funds have achieved economies of scale, and the appropriateness of investment advisory fees payable to the Adviser, in the future.

(v)

Profits to be realized by the Adviser, Macquarie and their Affiliates from their relationship with the Funds: The Directors considered the benefits the Adviser, Macquarie and their affiliates may derive from their relationship with the Funds. The Directors also considered information on the Adviser’s anticipated post-Transaction profitability that was provided in response to the Information Request. The Directors considered Macquarie’s representation that, while subject to uncertainty, the fully integrated Central Park Group complex, including investments to support ongoing growth, was expected to have an overall marginally positive impact on Macquarie’s overall financial profitability. The Directors considered that the estimated profitability of the Adviser, Macquarie and their affiliates was not excessive in light of the nature, extent and quality of the services to be provided to the Funds. The Directors noted the difficulty of accurately projecting profitability under the current circumstances and noted that it would have the opportunity to give further consideration to the Adviser and Macquarie’s profitability with respect to the Funds at the end of the initial two-year term of the proposed Post-Closing Advisory Agreements.

(vi)

Fall-out benefits to the Adviser, Macquarie and their Affiliates: The Directors considered the possible fall-out benefits that may accrue to the Adviser, Macquarie and their respective affiliates. The Directors noted that the Transaction provides Macquarie and its affiliates the opportunity to deliver additional alternative investment products to investors and that the Adviser can provide portfolio management services to new alternative investment products sponsored by

25

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited) (Continued)
March 31, 2022

Macquarie. The Directors considered that the Transaction, if consummated, would marginally increase Macquarie’s assets under management and expand Macquarie’s investment capabilities and relationships with certain wealth management intermediaries where Central Park Group has extensive relationships with financial advisors that sell alternative products to high net worth individuals. The Directors considered that senior personnel of the Adviser (including Mr. Tanzman, who is a Director that is an “interested person,” as defined in the 1940 Act, of the Funds) were expected to receive substantial consideration from Macquarie for selling their interests in Central Park Group to Macquarie. Based on its review, the Board determined that any “fall-out” benefits that may accrue to the Adviser, Macquarie and their respective affiliates are fair and reasonable.

Based on the foregoing and other relevant considerations, the Directors, including a majority of the Independent Directors, acting within their business judgment, (1) concluded that the terms of the proposed Post-Closing Advisory Agreements are fair and reasonable and that approval of the proposed Post-Closing Advisory Agreements is in the best interests of the Funds and its investors, (2) voted to approve the proposed Post-Closing Advisory Agreements, and (3) voted to recommend approval of the proposed Post-Closing Agreements by the Funds’ investors. The Board noted some factors may have been more or less important with respect to the Funds and that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the proposed Post-Closing Agreements and to recommend approval of the proposed Post-Closing Agreements by investors.

26

CPG Carlyle Commitments Master Fund, LLC

Investment Program (Unaudited)
March 31, 2022

The investment objective of CPG Carlyle Commitments Master Fund, LLC (the “Master Fund”) is to seek attractive long-term capital appreciation. The Master Fund seeks to achieve its investment objective by investing predominantly (under normal circumstances, generally at least 80% of its assets) in the multiple alternative investment funds (“Investment Funds”), co-investments and direct investments sponsored by or affiliated with The Carlyle Group L.P. and its affiliates, with an emphasis on private equity funds. We refer to this 80% investment focus as the “Carlyle Focus.” Each Investment Fund is managed by the general partner or managing member of the Investment Fund (such general partner or managing member in respect of any Investment Fund being hereinafter referred to as the “Investment Fund Manager” of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager. Investment Funds may be domiciled in U.S. or non-U.S. jurisdictions. Other than amounts invested or committed in connection with the Carlyle Focus, the Master Fund may invest in Investment Funds, co-investments and direct investments that are not sponsored by or affiliated with Carlyle. Currently, the Master Fund does not have any investors other than CPG Carlyle Commitments Fund, LLC (the “Feeder Fund”) and Central Park Advisers, LLC, the Fund’s investment adviser.

The Feeder Fund invests substantially all of its assets in the Master Fund. The Feeder Fund has the same investment objective as the Master Fund.

Additional information on the Master Fund’s investment policies is incorporated herein by reference from the section entitled “Investment Program” in the Feeder Fund’s annual report to shareholders for the fiscal year ended March 31, 2022, as filed with the Securities and Exchange Commission (File No. 811-22763) (the “Feeder Fund Annual Report”).

PRINCIPAL RISK FACTORS (UNAUDITED)

Information on the risk factors associated with investments in the Master Fund is incorporated herein by reference from the section entitled “Principal Risk Factors” in the Feeder Fund Annual Report.

RECENT CHANGES (UNAUDITED)

The following information in this annual report is a summary of certain changes since March 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the most recent fiscal year, there have been no material changes to: (i) the Fund’s investment objective and policies that have not been approved by Investors, (ii) principal risk factors associated with investment in the Fund, (iii) the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio; or (iv) the Fund’s organizational agreement that would delay or prevent a change of control of the Fund that have not been approved by Investors.

Change in Independent Registered Public Accounting Firm

On November 19, 2021, based on the recommendation of the Audit Committee, the Board, including the Independent Directors voting separately, approved the engagement of PricewaterhouseCoopers LLP (“PwC”) to replace Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the current fiscal year ending March 31, 2022, effective upon receipt of a satisfactory independence letter from PwC, which was received on December 20, 2021. Based principally on representations from PwC, the Fund does not know of any direct financial or material indirect financial interest of PwC in the Fund.

The Board’s decision does not reflect any disagreements with or dissatisfaction by the Fund or the Board with the performance of EY. Rather, the Board’s decision was recommended by the Audit Committee in light of the existence of certain business relationships with, and the provision of certain services to, Macquarie and its affiliates that would be considered independence impairing to the Fund under the independence rules of the SEC and the Public Company Accounting Oversight Board. In the event that the Transaction is consummated, EY could not continue to serve as the Fund’s independent registered public accounting firm commencing upon the closing of the Transaction. As a result, EY was replaced as the Fund’s independent registered public accounting firm on December 20, 2021, the effective date of the engagement of PwC.

27

CPG Carlyle Commitments Master Fund, LLC

Investment Program (Unaudited) (Continued)
March 31, 2022

EY served as the Fund’s independent registered public accounting firm for the fiscal years ended March 31, 2020 and March 31, 2021. EY’s audit report on the Fund’s financial statements as of and for those fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended March 31, 2020 and March 31, 2021 and through December 20, 2021 (the “Covered Period”): (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of EY would have caused it to make reference to the subject matter of the disagreements in connection with its audit reports for the Covered Period, and (ii) there were no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

The Fund provided EY with a copy of the foregoing disclosures, and requested that EY furnish them with a letter addressed to the SEC stating whether or not it agrees with the disclosures. A copy of EY’s letter, stating that it agrees with the disclosures, will be filed with the SEC as an exhibit to the Fund’s Form N CSR for the year ended March 31, 2022.

During the Covered Period, neither the Fund nor any person on its behalf consulted with PwC regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) any matter that was the subject of a “disagreement” or “reportable events” (as those terms are described in Items 304(a)(1)(iv) and the related instruction or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act).

28

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Unaudited)
March 31, 2022

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Four of the Directors are not “interested persons” as defined in the Investment Company Act) of the Fund (collectively, the “Independent Directors) and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
Joan Shapiro Green (77) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Chair	Term -Indefinite Length - Since Inception	Board Director (2014-present); Executive Director of National Council of Jewish Women New York (2007-2014) ; Executive Director of New York Society of Securities Analysts (2004-2006)	9	None
Kristen M. Leopold (54) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Director	Term -Indefinite Length - Since Inception	Independent Consultant to Hedge Funds (2007 - present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997-2006)	9

Blackstone Alternative Investment Funds (1 portfolio) (March 2013-present); Blackstone Alternative Alpha Fund; Blackstone Alternative Alpha Fund II; Blackstone Alternative Alpha Master Fund; Blackstone Alternative Multi-Manager Fund (2012-August 2021)

Janet L. Schinderman (71) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Director	Term -Indefinite Length -Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School of Columbia University (1990-2006)	9	Advantage Advisers Xanthus Fund, L.L.C.
Sharon J. Weinberg (62) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Director	Term -Indefinite Length - Since 2016	Owner, the Chatham Bookstore (March 2021 – present); Co-Founder, Blue Leaf Ventures (investing/consulting) (2018-present) Managing Director, New York Ventures, Empire State Development (2016-2018); Managing Director, JPMorgan Asset Management (2000 - 2015); Vice President, JPMorgan Investment Management (1996 - 2000); Associate, Willkie Farr & Gallagher LLP (1984 - 1996)	9	None

29

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Unaudited) (Continued)
March 31, 2022

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INTERESTED DIRECTOR
Mitchell A. Tanzman (62) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Director and Principal Executive Officer	Term - Indefinite Length -Since Inception	Co-Head/Co-CIO Wealth Solutions Macquaire Asset Management (since 2022); Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC (2006-2022)	9	None
OFFICER(S) WHO ARE NOT DIRECTORS
Michael Mascis (54) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Principal Accounting Officer	Term -Indefinite Length -Since Inception	Chief Administrative Officer, Wealth Solutions Macquaire Asset Management (since 2022); Chief Financial Officer of Central Park Group, LLC (2006-2022)	N/A	N/A
Seth L. Pearlstein (56) Central Park Group, LLC 125 W 55th Street New York, NY 10019 Chief Compliance Officer	Term – Indefinite Length – Since 2016

Associate Director, Wealth Solutions Macquaire Asset Management (since 2022); Chief Compliance Officer of Central Park Group, LLC (since 2015); General Counsel and Chief Compliance Officer of W.P. Stewart & Co., Ltd. (2008-2014); previously, Associate General Counsel (2002-2007)

			N/A	N/A
Gregory Brousseau (66) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since 2018	Co-Head/Co-CIO Wealth Solutions Macquaire Asset Management (since 2022); Co-Chief Executive Officer of Central Park Group, LLC (2006-2022)	N/A	N/A
Ruth Goodstein (62) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since 2018	Chief Operating Officer, Wealth Solutions Macquaire Asset Management (since 2022); Chief Operating Officer of Central Park Group, LLC (2006-2022)	N/A	N/A
David F. Connor (58) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since March 2022	General Counsel of Macquarie Asset Management Public Investments Americas (since 2015)	N/A	N/A

30

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Unaudited) (Continued)
March 31, 2022

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
OFFICER(S) WHO ARE NOT DIRECTORS (continued)
Graeme Conway (47) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since March 2022	Chief Commercial Officer and Head of Strategic Solutions of Macquarie Asset Management (since 2012)	N/A	N/A
Jerel A. Hopkins (50) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since March 2022	Associate General Counsel of Macquarie Asset Management (since 2004)	N/A	N/A
Brian Murray (55) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since March 2022	Chief Compliance Officer of Macquarie Asset Management Public Investments (since 2017); Chief Compliance Officer of Macquarie Asset Management (2004 - 2017)	N/A	N/A
Richard Salus (58) c/o Central Park Group, LLC 125 W 55th Street New York, NY 10019 Vice President	Term - Indefinite Length - Since March 2022	Global Head of Fund Services of Macquarie Asset Management (since 2016)	N/A	N/A

31

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(b)	Not applicable.

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the Registrant's principal executive officer and principal financial officer.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(e) Not applicable.

(f)

(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(2) Not applicable.

(3) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Kristen Leopold is qualified to serve as the audit committee financial expert serving on its audit committee and that he/she is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $67,704 for 2021 and $67,500 for 2022.

Audit-Related Fees

(b) The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2022. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for each of the last two fiscals year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $120,000 for 2021 and $0 for 2022.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2022.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $120,000 for 2021 and $0 for 2022.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were provided.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Master Fund or Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies"). The Fund and the Master Fund have delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser's proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund and the Master Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund and the Master Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Master Fund generally intends to hold its interests in the Investment Funds in non-voting form1. Where only voting securities are available for purchase by the Master Fund, in all, or substantially all, instances, the Master Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

[1]	The Adviser will consider whether foregoing the right to vote is consistent with its fiduciary duties as an investment adviser. In its deliberations in a particular case, it expects to weigh, among other things, the benefit of foregoing the vote (principally, the increased investment that can be made) with the potential detriment of waiving voting power, considering, among other things, the importance of matters on which investors have the right to vote, the quality of the Investment Fund's portfolio management and whether the Adviser believes that forgoing the vote would adversely affect the ability of the Fund to fulfill its investment objective.

Information regarding how the Adviser voted proxies related to the Master Fund's portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC's website at www.sec.gov.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Management

Gregory Brousseau and Mitchell A. Tanzman, the Co-Heads/Co-CIOs of Wealth Solutions, Macquarie Asset Management, serve as the Fund's Portfolio Managers. Mr. Brousseau and Mr. Tanzman are jointly and primarily responsible for the day-to-day management of the Master Fund's and the Fund's portfolio.

Gregory Brousseau. Prior to joining Macquarie in March 2022 upon the closing of the Transaction, Mr. Brousseau, a founding member of Central Park Group, served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 25 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Brousseau's time at UBS, Mr. Brousseau oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Brousseau spent 13 years at Oppenheimer & Co., as an analyst in the firm's merger arbitrage department and ultimately co-managing Oppenheimer's alternative investment department.

Mitchell A. Tanzman. Prior to joining Macquarie in March 2022 upon the closing of the Transaction, Mr. Tanzman, a founding member of Central Park Group, served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 25 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Tanzman's time at UBS, Mr. Tanzman oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Tanzman worked at Oppenheimer & Co.'s asset management group, ultimately co-managing its alternative investment department.

The Portfolio Managers manage, or are affiliated with, other accounts in addition to the Fund and the Master Fund, including other pooled investment vehicles. Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Master Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Portfolio Managers may have an incentive to not favor the Master Fund or Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Each Portfolio Manager's compensation is comprised of a fixed annual salary and a discretionary bonus paid by an affiliate of the Adviser and not by the Master Fund or Fund.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and estimated assets under management in those accounts, as of March 31, 2022.

Gregory Brousseau

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed
5	$1,729 million	1	$67 million	0	N/A

Mitchell A. Tanzman

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed
5	$1,729 million	1	$67 million	0	N/A

[1]	None of the accounts charges any performance-based advisory fees.

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Gregory Brousseau	$500,001 - $1,000,000
Mitchell A. Tanzman	$100,001 - $500,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's nominating committee reviews and considers, as it deems appropriate after taking into account, among other things, the factors listed in its charter, nominations of potential Directors made by the registrant's management and by the registrant's Investors who have sent to Gregory S. Rowland, Esq., legal counsel for the Independent Directors, at c/o Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017, such nominations, which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected, and such additional information must be provided regarding the recommended nominee as is reasonably requested by the nominating committee. The nominating committee meets as is necessary or appropriate.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

(c) The Proxy Voting Policies are attached herewith.

(d) Letter of Independent Registered Account Firm is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	CPG Carlyle Commitments Fund, LLC

By (Signature and Title)*	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
(Principal Executive Officer)

Date	June 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
(Principal Executive Officer)

Date	June 9, 2022

By (Signature and Title)*	/s/ Michael Mascis
Michael Mascis
(Principal Financial Officer)

Date	June 9, 2022

*	Print the name and title of each signing officer under his or her signature.